UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21216

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
November 30, 2010

Nuveen Connecticut Premium Income Municipal Fund
NTC

Nuveen Connecticut Dividend Advantage Municipal Fund
NFC

Nuveen Connecticut Dividend Advantage Municipal Fund 2
NGK

Nuveen Connecticut Dividend Advantage Municipal Fund 3
NGO

Nuveen Massachusetts Premium Income Municipal Fund
NMT

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
NGX

Nuveen Missouri Premium Income Municipal Fund
NOM

November

INVESTMENT ADVISOR NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the Funds from the Funds’ management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On January 3, 2011, Nuveen Investments announced the completion of the strategic combination with FAF Advisors and Nuveen Asset Management LLC, the largest investment affiliate of Nuveen Investments. As part of this transaction, U.S. Bancorp–the parent of FAF Advisors—received a 9.5% stake in Nuveen Investments as well as additional cash consideration in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and most other key personnel, have become part of Nuveen Asset Management LLC. With these additions to Nuveen Asset Management LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
January 21, 2011

Nuveen Investments 1

Portfolio Managers’ Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
Nuveen Missouri Premium Income Municipal Fund (NOM)

Recently, portfolio managers Cathryn Steeves and Scott Romans discuss key investment strategies and the six-month performance of these eight Nuveen funds. Cathryn, who joined Nuveen in 1996, has managed the Connecticut and Massachusetts Funds since 2006. Scott, who has been with Nuveen since 2000, assumed portfolio management responsibility for NOM in 2003.

In January 2011, after the close of this reporting period, Michael Hamilton assumed management responsibility for the Connecticut and Massachusetts Funds and Christopher Drahn assumed responsibility for the Missouri Fund. Michael has 18 years and Christopher has 22 years of portfolio management experience.

What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2010?

During this period, the combination of strong demand and tighter supply of new tax-exempt municipal issuance continued to create favorable conditions. One reason for the decline in new tax-exempt supply was the considerable issuance of taxable municipal debt under the Build America Bond (BAB) program. These bonds, first issued in April 2009, offer municipal issuers a federal subsidy equal to 35% of a security’s interest payments, providing issuers with an alternative to traditional tax-exempt debt. For the six months ended November 30, 2010, taxable Build America Bond issuance totaled $57.5 billion, representing approximately 26% of new bonds in the municipal marketplace nationwide. In Connecticut and Massachusetts during this period, Build America Bonds accounted for 26% of municipal supply, while in Missouri, 22.5% of municipal bonds were issued as Build America Bonds. This meaningfully impacted tax-exempt supply in all three states, especially Connecticut and Missouri, where total municipal issuance was already lower than in Massachusetts. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for these Funds.

In addition, the severe decline in insured issuance made finding appropriate bonds for the insured NGX Fund more of a challenge. Through November 2010, new insured paper

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

accounted for less than 7% of national issuance, compared with 10% during the first eleven months of 2009 and historical levels of approximately 50%. In Massachusetts, no new insured bonds were issued during 2010, according to our research. Although NGX can invest up to 20% of its net assets in uninsured investment-grade credits rated BBB- or higher, the Fund had already reached that limit prior to this reporting period.

In this environment of constrained tax-exempt municipal bond issuance, we continued to take a bottom-up approach in attempting to discover undervalued sectors and individual credits with the potential to perform well over the long term. For the most part, all of the Funds focused on bonds with coupons of at least 5% and maturities between 20 and 30 years. During this period, the Connecticut Funds found value in health care, including bonds issued for Stamford Hospital and student loan credits. When in-state issues became especially scarce, the Connecticut Funds took advantage of their ability to invest up to 20% of their assets in out-of-state credits, buying Virgin Islands bonds and a New York hospital credit in order to keep the Funds as fully invested as possible. In the uninsured Massachusetts Funds, our purchases included higher education and port authority bonds, while NGX added insured water and sewer bonds and housing credits purchased in the secondary market and a new insured Guam issue. During this period, NOM found opportunities in the high-yield segment of the health care sector, purchasing bonds in both the primary and secondary markets. These bonds offered attractive yields and helped to replace some of the health care bonds called from our portfolio.

Some of our investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally did not qualify for the Build America Bond program and continued to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital, and private activities also were not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program also was evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase longer-term bonds for these Funds. The issuance of Build America Bonds ended on December 31, 2010.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. Although NOM sold a modest number of bonds, selling was relatively minimal, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of November 30, 2010, all eight of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

Nuveen Investments 3

How did the Funds perform?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 11/30/10

Fund	6-Month	1-Year	5-Year	10-Year
Connecticut Funds
NTC	1.03%	6.27%	4.64%	6.06%
NFC	0.45%	4.85%	4.83%	N/A
NGK	0.67%	5.03%	4.91%	N/A
NGO	0.80%	5.49%	4.47%	N/A

Standard & Poor’s (S&P) Connecticut Municipal Bond Index2	1.24%	3.74%	4.42%	5.08%
Standard & Poor’s (S&P) National Municipal Bond Index3	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average4	0.78%	6.04%	4.23%	5.85%

Massachusetts Funds
NMT	1.27%	6.26%	4.71%	5.85%
NMB	0.74%	4.95%	4.08%	N/A

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index2	1.07%	4.13%	4.91%	5.50%
Standard & Poor’s (S&P) National Municipal Bond Index3	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average4	0.78%	6.04%	4.23%	5.85%

Missouri Fund
NOM	1.05%	6.71%	3.62%	5.62%

Standard & Poor’s (S&P) Missouri Municipal Bond Index2	1.39%	5.00%	4.51%	5.41%
Standard & Poor’s (S&P) National Municipal Bond Index3	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average4	0.78%	6.04%	4.23%	5.85%

Insured Massachusetts Fund
NGX	0.68%	4.89%	4.74%	N/A

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index2	1.07%	4.13%	4.91%	5.50%
Standard & Poor’s (S&P) Insured Municipal Bond Index5	0.90%	4.84%	4.37%	5.35%
Lipper Single-State Insured Municipal Debt Funds Average6	0.55%	6.36%	4.20%	5.62%

For the six months ended November 30, 2010, the cumulative returns on common share net asset value (NAV) for NMT exceeded the return for the Standard & Poor’s (S&P) Massachusetts Municipal Bond Index, while the remaining six non-insured Funds underperformed the return for their respective state’s S&P Municipal Bond Index. NMT also exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index, NTC and NOM performed in line with the national index and NFC, NGK, NGO and NMB trailed this index. NTC, NGO, NMT and NOM outperformed the average return for the Lipper Other States Municipal Debt Funds Average, NGK and NMB performed in line

*	Six-month returns are cumulative; all other returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.
2
The Standard & Poor’s (S&P) Municipal Bond Indexes for Connecticut, Massachusetts and Missouri are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Connecticut, Massachusetts and Missouri, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all leveraged and unleveraged closed-end funds in this category for each period as follows: 6-month, 46 funds; 1-year, 46 funds; 5-year, 46 funds; and 10-year, 20 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

5
The Standard & Poor’s (S&P) Insured Municipal Bond Index is a national unlever-aged, market value-weighted index designed to measure the performance of the insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

6
The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6-month, 44 funds; 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

4 Nuveen Investments

with this Lipper average, while NFC lagged this measure. For the same period, NGX outperformed the Lipper Single-State Insured Municipal Debt Funds Average and underperformed the Standard & Poor’s (S&P) Massachusetts Municipal Bond Index and the national Standard & Poor’s (S&P) Insured Municipal Bond Index. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of financial leverage also factored into the Funds’ performance. Leverage is discussed in more detail on page six.

During this period, municipal bonds with intermediate maturities generally outperformed other maturities, with credits at both the shortest and longest ends of the municipal yield curve posting the weakest returns. On the whole, duration and yield curve positioning were net positive contributors to the performance of all of the Funds in this report. NTC, NGK, NGO, NMB and NOM benefited from both their overweighting in the outperforming intermediate-maturity sector and their underexposure to the underperforming long part of the curve. Although NFC, NMT and NGX were underweighted in the intermediate part of the curve, this was offset to some degree by their underexposure to longer bonds, which was positive for their performance.

Credit exposure also played a role in the performance of these Funds. For the period, bonds rated AA generally performed poorly, while those rated BBB or below and non-rated bonds posted stronger returns. All of the non-insured Funds tended to be overweighted in lower-rated and non-rated bonds and underweighted in bonds rated AA, which benefited their performance for this period. In the insured NGX, the Fund’s heavier weighting in non-rated bonds helped to compensate for its underexposure to bonds rated BBB and lower.

Holdings that positively contributed to the Funds’ returns during this period included housing, utilities and health care bonds. In general, all of these Funds were overweighted in the housing and health care sectors relative to the overall municipal market, which was positive for their performance. NMT and NMB, in particular, received a boost from their heavier health care exposure. The positive impact of the housing and health care holdings was offset to a slight degree in all of the Funds by their underweighting of the utilities sector.

In contrast, the education and water and sewer sectors turned in relatively weak performance and zero coupon bonds trailed the municipal market by the widest margin. The transportation sector also failed to keep pace with the municipal market return for the six months. An overexposure to education credits detracted from the performance of the Connecticut and Massachusetts Funds, and NOM was negatively impacted by its holdings in the “other revenue” category, specifically tax increment financing and

Nuveen Investments 5

community redevelopment bonds. All of the Funds were underweighted in transportation, which lessened the negative impact of this sector.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their respective inception, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s

6 Nuveen Investments

portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010, and as of the time this report was prepared, 33 Nuveen leveraged closed-end funds (excluding all of the Funds included in this report) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/ Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 26 of the funds that received demand letters, were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

Nuveen Investments 7

As of November 30, 2010, the amount of ARPS redeemed by the Funds are as shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed		% of Original Auction Rate Preferred Shares
NTC	$22,575,000		58.9%
NFC	$19,500,000		100.0%
NGK	$17,500,000		100.0%
NGO	$32,000,000		100.0%
NMT	$19,600,000		57.7%
NMB	$15,000,000		100.0%
NGX	$20,500,000		100.0%
NOM	$16,000,000	*	100.0%

* Includes ARPS noticed for redemption at the end of the reporting period.

MTP
As of November 30, 2010, the following Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table.

Fund	MTP Shares at Liquidation Value
NTC	$18,300,000
NFC	$20,470,000
NGK	$16,950,000
NGO	$32,000,000
NMT	$20,210,000
NMB	$14,725,000
NGX	$22,075,000
NOM	$17,880,000

During the current reporting period, NOM completed the issuance of $17.9 million of 2.10% Series 2015 MTP. The net proceeds from this offering was used to refinance the Fund’s outstanding ARPS at par. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbol “NOM Pr C.” MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Fund seeks to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Fund’s managers believe that issuing MTP may help the Fund mitigate the risk of a significant increase in its cost of leverage should short term interest rates rise sharply in the coming years.

8 Nuveen Investments

Subsequent to the reporting period, NTC completed the issuance of $17.78 million of 2.55%, Series 2016 MTP. The newly issued MTP shares trade on the NYSE under the symbol “NTC Pr D.” The net proceeds from this offering were used to refinance the Fund’s remaining outstanding ARPS at par. Immediately following its MTP issuance, NTC noticed for redemption at par its remaining $15.725 million ARPS outstanding using the MTP proceeds.

Subsequent to the reporting period, NMT completed the issuance of $14.94 million of 2.75% Series 2016 MTP. The newly issued MTP shares trade on the NYSE under the symbol “NMT Pr D.” The net proceeds from this offering were used to refinance the Fund’s remaining outstanding ARPS at par.

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP shares.)

As of November 30, 2010, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $5.8 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments 9

Common Share Dividend and
Share Price Information

The monthly dividends of all eight Funds in this report remained stable throughout the six-month reporting period ended November 30, 2010. In addition, NOM had a dividend increase that was declared just prior to the start of this reporting period and took effect in June 2010.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of November 30, 2010, all eight of the Funds in this report had positive UNII balances, based upon our best estimates, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding common shares.

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As of November 30, 2010, the Funds’ common share prices were trading at (+)premiums or (-)discounts to their common share NAVs as shown in the accompanying table.

Fund	11/30/10 (+)Premium/(-)Discount	6-Month Average (+)Premium/(-)Discount
NTC	-5.43%	-3.92%
NFC	-3.01%	+0.50%
NGK	-0.27%	+4.65%
NGO	-3.87%	-2.51%
NMT	+0.35%	+2.78%
NMB	+0.21%	+3.60%
NGX	-1.32%	+5.76%
NOM	+20.29%	+17.56%

Nuveen Investments 11

NTC	Nuveen Connecticut
Performance	Premium Income
OVERVIEW	Municipal Fund
as of November 30, 2010

Fund Snapshot
Common Share Price	$13.58
Common Share Net Asset Value (NAV)	$14.36
Premium/(Discount) to NAV	-5.43%
Market Yield	5.21%
Taxable-Equivalent Yield1	7.62%
Net Assets Applicable to Common Shares ($000)	$77,025

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
6-Month (Cumulative)	-0.11%	1.03%
1-Year	3.28%	6.27%
5-Year	4.03%	4.64%
10-Year	4.80%	6.06%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	25.9%
Tax Obligation/Limited	14.0%
Health Care	13.3%
Tax Obligation/General	12.4%
U.S. Guaranteed	8.8%
Water and Sewer	8.2%
Housing/Single Family	6.6%
Utilities	5.7%
Other	5.1%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	The Fund paid shareholders capital gains distributions in December 2009 of $0.0041 per share.
4	Holdings are subject to change.

12 Nuveen Investments

NFC	Nuveen Connecticut
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of November 30, 2010

Fund Snapshot
Common Share Price	$14.16
Common Share Net Asset Value (NAV)	$14.60
Premium/(Discount) to NAV	-3.01%
Market Yield	5.42%
Taxable-Equivalent Yield1	7.92%
Net Assets Applicable to Common Shares ($000)	$37,754

Average Annual Total Return
(Inception 1/26/01)
	On Share Price	On NAV
6-Month (Cumulative)	-4.98%	0.45%
1-Year	3.90%	4.85%
5-Year	2.96%	4.83%
Since Inception	4.79%	5.79%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	23.2%
U.S. Guaranteed	17.0%
Tax Obligation/Limited	16.9%
Health Care	12.3%
Water and Sewer	8.5%
Housing/Single Family	5.9%
Tax Obligation/General	5.5%
Other	10.7%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 13

NGK	Nuveen Connecticut
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of November 30, 2010

Fund Snapshot
Common Share Price	$14.69
Common Share Net Asset Value (NAV)	$14.73
Premium/(Discount) to NAV	-0.27%
Market Yield	5.39%
Taxable-Equivalent Yield1	7.88%
Net Assets Applicable to Common Shares ($000)	$34,174

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
6-Month (Cumulative)	-6.93%	0.67%
1-Year	6.71%	5.03%
5-Year	4.11%	4.91%
Since Inception	5.40%	6.05%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	22.6%
U.S. Guaranteed	21.8%
Health Care	14.0%
Tax Obligation/Limited	9.8%
Water and Sewer	7.1%
Housing/Single Family	5.5%
Tax Obligation/General	5.3%
Utilities	5.2%
Other	8.7%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

14 Nuveen Investments

NGO	Nuveen Connecticut
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of November 30, 2010

Fund Snapshot
Common Share Price	$13.65
Common Share Net Asset Value (NAV)	$14.20
Premium/(Discount) to NAV	-3.87%
Market Yield	5.27%
Taxable-Equivalent Yield1	7.70%
Net Assets Applicable to Common Shares ($000)	$62,016

Average Annual Total Return
(Inception 9/26/02)
	On Share Price	On NAV
6-Month (Cumulative)	-0.42%	0.80%
1-Year	7.99%	5.49%
5-Year	3.17%	4.47%
Since Inception	3.86%	4.83%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	19.2%
U.S. Guaranteed	18.9%
Health Care	12.3%
Tax Obligation/Limited	11.4%
Water and Sewer	9.6%
Long-Term Care	7.6%
Tax Obligation/General	7.0%
Utilities	5.2%
Housing/Single Family	5.2%
Other	3.6%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 15

NMT	Nuveen Massachusetts
Performance	Premium Income
OVERVIEW	Municipal Fund
as of November 30, 2010

Fund Snapshot
Common Share Price	$14.33
Common Share Net Asset Value (NAV)	$14.28
Premium/(Discount) to NAV	0.35%
Market Yield	5.44%
Taxable-Equivalent Yield1	7.98%
Net Assets Applicable to Common Shares ($000)	$68,190

Average Annual Total Return
(Inception 3/18/93)
	On Share Price	On NAV
6-Month (Cumulative)	-1.44%	1.27%
1-Year	10.39%	6.26%
5-Year	2.84%	4.71%
10-Year	5.53%	5.85%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	21.7%
Health Care	16.8%
Tax Obligation/General	11.2%
U.S. Guaranteed	11.0%
Tax Obligation/Limited	9.3%
Water and Sewer	7.9%
Transportation	7.2%
Other	14.9%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16 Nuveen Investments

NMB	Nuveen Massachusetts
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of November 30, 2010

Fund Snapshot
Common Share Price	$14.11
Common Share Net Asset Value (NAV)	$14.08
Premium/(Discount) to NAV	0.21%
Market Yield	5.87%
Taxable-Equivalent Yield1	8.61%
Net Assets Applicable to Common Shares ($000)	$27,663

Average Annual Total Return
(Inception 1/30/01)
	On Share Price	On NAV
6-Month (Cumulative)	2.96%	0.74%
1-Year	3.89%	4.95%
5-Year	2.70%	4.08%
Since Inception	5.11%	5.79%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	29.8%
Health Care	18.0%
U.S. Guaranteed	11.0%
Tax Obligation/Limited	7.7%
Housing/Multifamily	7.6%
Water and Sewer	5.8%
Long-Term Care	5.7%
Other	14.4%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	The Fund paid shareholders net ordinary income distributions in December 2009 of $0.0283 per share.
4	Holdings are subject to change.

Nuveen Investments 17

NGX	Nuveen Insured
Performance	Massachusetts Tax-Free
OVERVIEW	Advantage Municipal Fund
as of November 30, 2010

Fund Snapshot
Common Share Price	$14.25
Common Share Net Asset Value (NAV)	$14.44
Premium/(Discount) to NAV	-1.32%
Market Yield	5.31%
Taxable-Equivalent Yield3	7.79%
Net Assets Applicable to Common Shares ($000)	$39,384

Average Annual Total Return
(Inception 11/21/02)
	On Share Price	On NAV
6-Month (Cumulative)	-7.47%	0.68%
1-Year	1.58%	4.89%
5-Year	3.32%	4.74%
Since Inception	4.41%	5.27%

Portfolio Composition5
(as a % of total investments)
U.S. Guaranteed	22.6%
Education and Civic Organizations	16.7%
Water and Sewer	12.1%
Tax Obligation/Limited	11.4%
Health Care	10.8%
Tax Obligation/General	8.2%
Housing/Multifamily	7.3%
Other	10.9%

Insurers5
(as a % of total Insured investments)
NPFG4	35.1%
AMBAC	20.9%
FGIC	18.0%
AGM	11.0%
AGC	9.3%
SYNCORA	5.7%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance, for more information. At the end of the reporting period, 83% of the Fund’s total investments are invested in Insured Securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	MBIA’s public finance subsidiary.
5	Holdings are subject to change.

18 Nuveen Investments

NOM	Nuveen Missouri
Performance	Premium Income
OVERVIEW	Municipal Fund
as of November 30, 2010

Fund Snapshot
Common Share Price	$16.01
Common Share Net Asset Value (NAV)	$13.31
Premium/(Discount) to NAV	20.29%
Market Yield	4.87%
Taxable-Equivalent Yield1	7.19%
Net Assets Applicable to Common Shares ($000)	$30,836

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
6-Month (Cumulative)	-0.51%	1.05%
1-Year	20.92%	6.71%
5-Year	3.55%	3.62%
10-Year	7.51%	5.62%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	19.9%
Health Care	19.3%
Tax Obligation/Limited	14.0%
U.S. Guaranteed	13.6%
Transportation	11.0%
Water and Sewer	6.3%
Long-Term Care	5.3%
Other	10.6%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 19

NTC	Shareholder Meeting Report
NFC
NGK
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 16, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NOM was subsequently adjourned to January 6, 2011.

	NTC		NFC		NGK
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy prohibiting investment in other investment companies.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy relating to derivatives and short sales.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy relating to commodities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to commodities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

20 Nuveen Investments

	NTC		NFC		NGK
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	1,701,826	—	1,643,413	—	1,493,325
Withhold	—	2,204	—	66,991	—	2,100
Total	—	1,704,030	—	1,710,404	—	1,495,425
William J. Schneider
For	—	1,701,826	—	1,643,413	—	1,493,325
Withhold	—	2,204	—	66,991	—	2,100
Total	—	1,704,030	—	1,710,404	—	1,495,425
Judith M. Stockdale
For	6,564,442	—	4,017,538	—	3,647,151	—
Withhold	155,787	—	163,161	—	81,255	—
Total	6,720,229	—	4,180,699	—	3,728,406	—
Carole E. Stone
For	6,570,131	—	4,019,238	—	3,649,651	—
Withhold	150,098	—	161,461	—	78,755	—
Total	6,720,229	—	4,180,699	—	3,728,406	—

Nuveen Investments 21

NGO	Shareholder Meeting Report (continued)
NMT
NMB

	NGO		NMT		NMB
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy prohibiting investment in other investment companies.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy relating to derivatives and short sales.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policy relating to commodities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to commodities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

22 Nuveen Investments

	NGO		NMT		NMB
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	2,946,120	—	1,904,421	—	1,426,148
Withhold	—	2,000	—	7,650	—	—
Total	—	2,948,120	—	1,912,071	—	1,426,148
William J. Schneider
For	—	2,946,120	—	1,904,421	—	1,426,148
Withhold	—	2,000	—	7,650	—	—
Total	—	2,948,120	—	1,912,071	—	1,426,148
Judith M. Stockdale
For	6,884,664	—	6,372,919	—	3,270,396	—
Withhold	148,425	—	92,814	—	33,092	—
Total	7,033,089	—	6,465,733	—	3,303,488	—
Carole E. Stone
For	6,887,964	—	6,378,358	—	3,271,739	—
Withhold	145,125	—	87,375	—	31,749	—
Total	7,033,089	—	6,465,733	—	3,303,488	—

Nuveen Investments 23

NGX	Shareholder Meeting Report (continued)
NOM

	NGX		NOM
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	1,184,693	473
Against	—	—	357,437	5
Abstain	—	—	25,656	—
Broker Non-Votes	—	—	199,217	—
Total	—	—	1,767,003	478
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	1,189,274	473
Against	—	—	352,931	5
Abstain	—	—	25,581	—
Broker Non-Votes	—	—	199,217	—
Total	—	—	1,767,003	478
To approve the elimination of the fundamental policy prohibiting investment in other investment companies.
For	—	—	1,187,943	473
Against	—	—	354,192	5
Abstain	—	—	25,651	—
Broker Non-Votes	—	—	199,217	—
Total	—	—	1,767,003	478
To approve the elimination of the fundamental policy relating to derivatives and short sales.
For	—	—	1,175,820	473
Against	—	—	352,105	5
Abstain	—	—	39,861	—
Broker Non-Votes	—	—	199,217	—
Total	—	—	1,767,003	478
To approve the elimination of the fundamental policy relating to commodities.
For	—	—	1,441,507	473
Against	—	—	81,331	5
Abstain	—	—	44,948	—
Broker Non-Votes	—	—	199,217	—
Total	—	—	1,767,003	478
To approve the new fundamental policy relating to commodities.
For	—	—	1,442,477	473
Against	—	—	79,931	5
Abstain	—	—	45,378	—
Broker Non-Votes	—	—	199,217	—
Total	—	—	1,767,003	478

24 Nuveen Investments

	NGX		NOM
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	1,985,869	—	451
Withhold	—	118,276	—	27
Total	—	2,104,145	—	478
William J. Schneider
For	—	1,985,869	—	451
Withhold	—	118,276	—	27
Total	—	2,104,145	—	478
Judith M. Stockdale
For	4,533,719	—	1,665,698	—
Withhold	184,185	—	101,305	—
Total	4,717,904	—	1,767,003	—
Carole E. Stone
For	4,538,746	—	1,674,534	—
Withhold	179,158	—	92,469	—
Total	4,717,904	—	1,767,003	—

Nuveen Investments 25

Nuveen Connecticut Premium Income Municipal Fund
NTC	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.6% (1.1% of Total Investments)
$1,300	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$1,261,221
	Education and Civic Organizations – 38.9% (25.9% of Total Investments)
925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	A	925,629
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	446,370
305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	287,267
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40	7/20 at 100.00	A–	1,002,980
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%, 7/01/29 – NPFG Insured	1/11 at 100.50	Baa1	755,798
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	915,792
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	1,005,760
1,595	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A	1,649,150
270	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	252,852
1,375	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/21 – NPFG Insured	7/14 at 100.00	A+	1,458,765
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB–	1,865,440
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	940,065
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	824,864
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)	7/13 at 100.00	AAA	1,524,840
3,550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	3,678,368
6,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)	7/17 at 100.00	AAA	6,424,475
245	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 1999A, 6.000%, 11/15/18 – AMBAC Insured (Alternative Minimum Tax)	5/11 at 101.00	AAA	247,857
610	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	Aa2	617,881
1,000	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/18 – NPFG Insured	1/14 at 100.00	AA	1,080,310
1,220	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – AGM Insured	2/15 at 100.00	AA+	1,383,553
685	University of Connecticut, General Obligation Bonds, Series 2006A, 5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	736,875
535	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	578,624
225	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	244,179
1,000	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/19 – FGIC Insured	11/12 at 101.00	Aa2	1,082,940
29,090	Total Education and Civic Organizations			29,930,634

26  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 20.0% (13.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
$500	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	$474,955
700	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	632,079
645	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/11 at 100.00	N/R	644,336
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
800	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	789,192
500	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	470,980
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
385	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	354,212
150	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	134,771
2,620	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	2,628,122
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A	404,540
1,395	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,405,407
3,000	Connecticut Health and Educational Facilities Authority, Revenue Refunding Bonds, Middlesex Health Services, Series 1997H, 5.125%, 7/01/27 – NPFG Insured	1/11 at 100.00	A2	2,865,900
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	Aa1	1,012,950
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A1	344,407
3,050	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,224,002
15,495	Total Health Care			15,385,853
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
960	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	957,110
	Housing/Single Family – 9.9% (6.6% of Total Investments)
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,000	5.300%, 11/15/33 (Alternative Minimum Tax)	5/11 at 100.00	AAA	999,990
500	5.450%, 11/15/43 (Alternative Minimum Tax)	5/11 at 100.00	AAA	500,020
1,675	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	1,696,172
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
205	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	202,300
220	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	213,765
2,045	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	2,051,012
2,000	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.500%, 11/15/30	11/19 at 100.00	AAA	1,989,540
7,645	Total Housing/Single Family			7,652,799
	Long-Term Care – 3.7% (2.5% of Total Investments)
320	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.700%, 4/01/12	4/11 at 100.00	BBB–	320,483
540	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999, 5.500%, 9/01/15 – RAAI Insured	3/11 at 101.00	BBB–	544,509

Nuveen Investments  27

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc., Series 1999A:
$1,000	5.250%, 8/01/19 – RAAI Insured	2/11 at 101.00	BBB	$1,007,460
1,000	5.375%, 8/01/24 – RAAI Insured	2/11 at 101.00	BBB	1,002,040
2,860	Total Long-Term Care			2,874,492
	Tax Obligation/General – 18.7% (12.4% of Total Investments)
750	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	A1	776,153
1,110	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	1,187,001
2,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	2,121,180
1,300	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	1,398,046
500	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 100.00	AA	561,365
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
775	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA+	841,472
525	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	534,560
500	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	560,420
500	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	579,525
1,860	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,983,318
1,420	Regional School District 16, Connecticut, General Obligation Bonds, Series 2003, 5.000%, 3/15/16 – AMBAC Insured	3/13 at 101.00	A1	1,543,554
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
465	5.000%, 6/15/17	No Opt. Call	AA+	552,959
460	5.000%, 6/15/19	No Opt. Call	AA+	546,899
1,000	5.000%, 6/15/21	No Opt. Call	AA+	1,178,500
13,165	Total Tax Obligation/General			14,364,952
	Tax Obligation/Limited – 21.1% (14.0% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
1,300	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA+	1,330,771
1,000	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	1,013,810
1,945	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities Program, Series 1999C, 5.625%, 7/01/29 – AMBAC Insured	1/11 at 101.00	N/R	1,946,342
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 – FGIC Insured	1/14 at 100.00	AA	534,130
1,750	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	1,858,308
1,100	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,152,954
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
960	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	236,534
2,615	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	A3	596,482
2,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA+	2,075,300
2,400	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	2,579,736
975	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	979,475
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/19 – AGM Insured	10/14 at 100.00	AA+	1,066,700
895	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	879,928
18,440	Total Tax Obligation/Limited			16,250,470

28  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 1.0% (0.7% of Total Investments)
$750	Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A, 5.125%, 10/01/26 – NPFG Insured (Alternative Minimum Tax)	4/11 at 101.00	A	$753,405
	U.S. Guaranteed – 13.3% (8.8% of Total Investments) (4)
650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23 (Pre-refunded 7/01/11)	7/11 at 101.00	N/R (4)	676,208
40	Connecticut, General Obligation Bonds, Series 1993E, 6.000%, 3/15/12 (ETM)	No Opt. Call	AA (4)	42,865
1,500	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA (4)	1,615,815
	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B:
2,000	5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (4)	2,173,720
1,000	5.000%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (4)	1,086,860
600	Guam Economic Development Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R (4)	613,800
1,100	University of Connecticut, General Obligation Bonds, Series 2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) – NPFG Insured	2/13 at 100.00	AA (4)	1,207,745
1,000	Waterbury, Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+ (4)	1,062,680
1,500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	1,736,400
9,390	Total U.S. Guaranteed			10,216,093
	Utilities – 8.5% (5.7% of Total Investments)
1,150	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA	1,221,542
1,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	4/11 at 101.00	Baa1	1,010,440
1,070	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	1,054,100
1,750	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Ba1	1,726,270
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
260	5.500%, 1/01/14 (Alternative Minimum Tax)	1/11 at 100.00	BBB	260,738
1,290	5.500%, 1/01/20 (Alternative Minimum Tax)	1/11 at 100.00	BBB	1,290,232
6,520	Total Utilities			6,563,322
	Water and Sewer – 12.3% (8.2% of Total Investments)
500	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	440,075
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,307,624
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
1,520	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	1,543,286
2,260	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	2,268,814
725	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	681,718
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
1,000	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	1,040,710
1,075	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	1,084,277

Nuveen Investments  29

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,100	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	$1,139,677
9,365	Total Water and Sewer			9,506,181
$114,980	Total Investments (cost $114,202,210) – 150.2%			115,716,532
	Floating Rate Obligations – (10.3)%			(7,965,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (23.8)% (5)			(18,300,000)
	Other Assets Less Liabilities – 4.3%			3,298,413
	Auction Rate Preferred Shares, at Liquidation Value – (20.4)% (5)			(15,725,000)
	Net Assets Applicable to Common Shares – 100%			$77,024,945

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 15.8% and 13.6%, respectively.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

30  Nuveen Investments

Nuveen Connecticut Dividend Advantage Municipal Fund
NFC	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 37.1% (23.2% of Total Investments)
$250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	$223,185
150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	141,279
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40	7/20 at 100.00	A–	501,490
440	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	506,392
795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A	821,990
130	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	121,744
50	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 – RAAI Insured	1/11 at 100.00	Baa2	47,636
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	388,465
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB–	932,720
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	447,650
1,600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	1,649,727
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)	7/13 at 100.00	AAA	508,280
1,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	1,865,088
3,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)	7/17 at 100.00	AAA	3,186,122
475	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	Aa2	481,137
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999:
125	5.375%, 2/01/19	2/11 at 100.00	BBB–	125,081
270	5.375%, 2/01/29	2/11 at 100.00	BBB–	259,243
485	University of Connecticut, General Obligation Bonds, Series 2006A, 5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	521,729
1,070	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	1,157,248
115	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	124,803
13,655	Total Education and Civic Organizations			14,011,009
	Health Care – 19.7% (12.3% of Total Investments)
1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	1,264,158
25	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 1999G, 5.700%, 7/01/22 – AMBAC Insured	1/11 at 100.50	N/R	25,101
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	750,784

Nuveen Investments  31

Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
NFC	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
$500	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	$493,245
250	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	235,490
185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	170,206
60	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	60,186
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	A	202,270
1,870	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,883,949
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	Aa1	506,475
175	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A1	172,204
1,600	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,691,279
7,605	Total Health Care			7,455,347
	Housing/Multifamily – 1.3% (0.8% of Total Investments)
480	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	478,555
	Housing/Single Family – 9.4% (5.9% of Total Investments)
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,000	5.300%, 11/15/33 (Alternative Minimum Tax)	5/11 at 100.00	AAA	999,990
250	5.450%, 11/15/43 (Alternative Minimum Tax)	5/11 at 100.00	AAA	250,010
800	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	810,112
685	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	687,014
800	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.750%, 11/15/35	11/19 at 100.00	AAA	805,208
3,535	Total Housing/Single Family			3,552,334
	Long-Term Care – 2.0% (1.2% of Total Investments)
300	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003, 5.750%, 12/01/23	12/11 at 102.00	BBB+	304,026
110	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.800%, 4/01/21	4/11 at 100.00	BBB–	109,148
250	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	222,618
105	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	110,522
765	Total Long-Term Care			746,314

32  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 8.8% (5.5% of Total Investments)
$560	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	$598,847
700	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	742,413
100	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	107,542
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
360	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA+	386,075
240	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	244,370
400	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	463,620
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
335	5.000%, 6/15/17	No Opt. Call	AA+	398,369
335	5.000%, 6/15/19	No Opt. Call	AA+	398,285
3,030	Total Tax Obligation/General			3,339,521
	Tax Obligation/Limited – 27.1% (16.9% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
650	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA+	665,386
500	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	506,905
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for Waterbury Inc., Series 1998A, 6.750%, 7/01/28	1/11 at 103.00	A	1,040,670
	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
600	5.000%, 12/15/20	12/11 at 101.00	AA–	626,436
1,000	5.000%, 12/15/30	12/11 at 101.00	AA–	1,010,700
1,475	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1998B, 5.500%, 11/01/12 – AGM Insured	No Opt. Call	AA+	1,611,172
900	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	955,701
500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	524,070
600	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	601,470
470	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	115,803
1,200	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	1,289,868
325	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	326,492
750	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	4/11 at 101.00	BBB+	758,955
210	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	206,464
10,180	Total Tax Obligation/Limited			10,240,092
	Transportation – 6.7% (4.2% of Total Investments)
2,500	Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A, 5.125%, 10/01/26 – NPFG Insured (Alternative Minimum Tax)	4/11 at 101.00	A	2,511,349

Nuveen Investments  33

Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
NFC	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 27.3% (17.0% of Total Investments) (4)
$1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23 (Pre-refunded 7/01/11)	7/11 at 101.00	N/R (4)	$1,040,320
2,000	Connecticut, Clean Water Fund Revenue Bonds, Series 2001, 5.500%, 10/01/20 (Pre-refunded 10/01/11)	10/11 at 100.00	AAA	2,086,339
500	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA (4)	538,605
500	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.125%, 7/15/20 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 102.00	Aa2 (4)	525,270
	Guam Economic Development Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001A:
25	5.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R (4)	25,518
500	5.400%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R (4)	510,450
1,270	Guam Economic Development Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R (4)	1,299,210
220	New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) – FGIC Insured	11/11 at 100.00	A1 (4)	223,065
	University of Connecticut, General Obligation Bonds, Series 2001A:
1,000	4.750%, 4/01/20 (Pre-refunded 4/01/11)	4/11 at 101.00	AA (4)	1,024,980
1,000	4.750%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 101.00	AA (4)	1,024,980
1,000	Waterbury, Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+ (4)	1,062,680
810	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	937,656
9,825	Total U.S. Guaranteed			10,299,073
	Utilities – 7.2% (4.5% of Total Investments)
500	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	4/11 at 101.00	Baa1	505,220
560	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	551,678
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Ba1	986,440
665	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)	1/11 at 100.00	BBB	666,889
2,725	Total Utilities			2,710,227
	Water and Sewer – 13.6% (8.5% of Total Investments)
255	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	224,438
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,307,624
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
720	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	731,030
1,110	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	1,114,329
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	141,750

34  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$375	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	$352,613
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
750	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	780,533
470	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	474,056
5,005	Total Water and Sewer			5,126,373
$59,305	Total Investments (cost $59,731,487) – 160.2%			60,470,194
	Floating Rate Obligations – (10.1)%			(3,820,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.2)% (5)			(20,470,000)
	Other Assets Less Liabilities – 4.1%			1,573,417
	Net Assets Applicable to Common Shares – 100%			$37,753,611

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%.
N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments  35

Nuveen Connecticut Dividend Advantage Municipal Fund 2
NGK	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.9% (1.2% of Total Investments)
$655	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$635,461
	Education and Civic Organizations – 34.8% (22.6% of Total Investments)
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	178,548
135	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	127,151
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40	7/20 at 100.00	A–	501,490
310	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	354,869
715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A	739,274
120	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	112,379
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
590	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	BBB–	600,414
1,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB–	932,720
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	447,650
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	824,864
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)	7/13 at 100.00	AAA	508,280
1,600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	1,657,856
2,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)	7/17 at 100.00	AAA	2,872,733
	University of Connecticut, General Obligation Bonds, Series 2006A:
450	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	503,739
490	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	527,108
460	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	497,508
500	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/22 – FGIC Insured	11/12 at 101.00	Aa2	524,290
11,620	Total Education and Civic Organizations			11,910,873
	Health Care – 21.7% (14.0% of Total Investments)
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	270,891
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
20	6.125%, 7/01/20 – RAAI Insured	7/11 at 100.00	N/R	20,091
315	6.000%, 7/01/25 – RAAI Insured	7/11 at 100.00	N/R	314,676
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
400	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	421,220
300	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	295,947
300	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	282,588
170	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	156,405
1,190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	1,193,689

36  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/12 at 101.00	N/R	$906,410
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	A	202,270
1,170	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,178,728
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	Aa1	506,475
175	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A1	172,204
1,400	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,479,870
7,440	Total Health Care			7,401,464
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
480	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	478,555
	Housing/Single Family – 8.4% (5.5% of Total Investments)
250	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative Minimum Tax)	5/11 at 100.00	AAA	250,010
700	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	708,848
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
305	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	300,983
330	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	320,648
585	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	586,720
700	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.750%, 11/15/35	11/19 at 100.00	AAA	704,557
2,870	Total Housing/Single Family			2,871,766
	Long-Term Care – 3.7% (2.4% of Total Investments)
320	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003, 5.750%, 12/01/23	12/11 at 102.00	BBB+	324,294
140	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.700%, 4/01/12	4/11 at 100.00	BBB–	140,211
450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families and Children Inc., Series 2002A, 5.000%, 7/01/19 – AMBAC Insured	7/12 at 101.00	N/R	451,931
250	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	222,618
105	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	110,522
1,265	Total Long-Term Care			1,249,576
	Tax Obligation/General – 8.2% (5.3% of Total Investments)
600	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	636,354
400	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	430,168
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
360	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA+	386,075
140	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	142,549
650	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	728,546
400	Suffield, Connecticut, General Obligation Bonds, Series 2005, 5.000%, 6/15/21	No Opt. Call	AA+	471,400
2,550	Total Tax Obligation/General			2,795,092

Nuveen Investments 37

Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
NGK	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 15.2% (9.8% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
$575	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA+	$588,610
500	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	506,905
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2001B, 5.375%, 10/01/13 – AGM Insured	10/11 at 100.00	AA+	519,640
850	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	902,607
500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	524,070
500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250% , 7/01/31 – AMBAC Insured	No Opt. Call	A3	501,225
430	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	105,948
750	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	806,168
325	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	326,492
420	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	412,927
5,350	Total Tax Obligation/Limited			5,194,592
	Transportation – 6.5% (4.2% of Total Investments)
1,950	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	2,234,720
	U.S. Guaranteed – 33.7% (21.8% of Total Investments) (4)
2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2002D-2, 5.000%, 11/01/21 (Pre-refunded 11/01/11) – AGM Insured	11/11 at 100.00	AA+ (4)	2,348,254
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32 (Pre-refunded 3/01/11) – AGM Insured	3/11 at 101.00	AA+ (4)	408,820
1,625	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002A, 5.375%, 7/01/20 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA+ (4)	1,748,776
	Farmington, Connecticut, General Obligation Bonds, Series 2002:
1,000	5.000%, 9/15/20 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	1,088,440
1,450	5.000%, 9/15/21 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	1,578,238
250	Guam Economic Development Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R (4)	255,750
1,305	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/12)	4/12 at 101.00	AA+ (4)	1,397,250
1,535	Regional School District 8, Andover, Hebron and Marlborough, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 5/01/22 (Pre-refunded 5/01/11) – AGM Insured	5/11 at 101.00	Aa3 (4)	1,581,050
500	Waterbury, Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+ (4)	531,340
500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/17 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	578,800
10,815	Total U.S. Guaranteed			11,516,718
	Utilities – 7.9% (5.2% of Total Investments)
500	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	4/11 at 101.00	Baa1	505,220
470	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	463,016
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Ba1	988,940

38  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
$250	5.500%, 1/01/15 (Alternative Minimum Tax)	1/11 at 100.00	BBB	$250,298
510	5.500%, 1/01/20 (Alternative Minimum Tax)	1/11 at 100.00	BBB	510,092
2,730	Total Utilities			2,717,566
	Water and Sewer – 10.9% (7.1% of Total Investments)
220	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	193,633
785	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	866,232
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
690	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	700,571
320	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	321,248
130	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	131,625
350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	329,105
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
750	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	780,533
410	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	413,538
3,655	Total Water and Sewer			3,736,485
$51,380	Total Investments (cost $51,683,828) – 154.3%			52,742,868
	Floating Rate Obligations – (10.1)%			(3,460,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.6)% (5)			(16,950,000)
	Other Assets Less Liabilities – 5.4%			1,841,036
	Net Assets Applicable to Common Shares – 100%			$34,173,904

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.
N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments  39

Nuveen Connecticut Dividend Advantage Municipal Fund 3
NGO	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.3% (2.1% of Total Investments)
$2,090	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$2,027,655
	Education and Civic Organizations – 30.0% (19.2% of Total Investments)
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	312,459
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	235,465
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A	933,130
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/35	7/20 at 100.00	A–	807,248
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	457,896
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	1,005,760
1,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A	1,344,135
215	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	201,345
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E, 5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	BBB–	763,238
650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	581,945
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	824,864
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	3,108,480
5,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)	7/17 at 100.00	AAA	5,275,382
	University of Connecticut, General Obligation Bonds, Series 2006A:
850	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	951,507
490	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	527,108
535	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	578,624
175	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	189,917
500	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/22 – FGIC Insured	11/12 at 101.00	Aa2	524,290
18,115	Total Education and Civic Organizations			18,622,793
	Health Care – 19.2% (12.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
500	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	474,955
600	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	541,782
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/11 at 100.00	N/R	749,228
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
490	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	515,995
800	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	789,192

40  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
$310	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	$285,209
150	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	134,771
2,130	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	2,136,602
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	A	303,405
1,325	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,334,885
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	Aa1	1,519,425
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A1	295,206
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 2006H, 4.500%, 7/01/33 – AMBAC Insured	1/16 at 100.00	N/R	154,728
2,550	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	2,695,477
11,905	Total Health Care			11,930,860
	Housing/Multifamily – 1.5% (1.0% of Total Investments)
960	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	957,110
	Housing/Single Family – 8.1% (5.2% of Total Investments)
750	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative Minimum Tax)	5/11 at 100.00	AAA	750,030
1,300	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	1,316,432
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
435	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	429,271
465	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	451,822
585	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	586,720
1,500	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.500%, 11/15/30	11/19 at 100.00	AAA	1,492,155
5,035	Total Housing/Single Family			5,026,430
	Long-Term Care – 12.0% (7.6% of Total Investments)
500	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003, 5.750%, 12/01/23	12/11 at 102.00	BBB+	506,710
260	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.700%, 4/01/12	4/11 at 100.00	BBB–	260,393
	Connecticut Development Authority, Revenue Bonds, Duncaster Inc., Series 2002:
650	5.125%, 8/01/22 – RAAI Insured	8/12 at 101.00	BBB	608,407
1,025	4.750%, 8/01/32 – RAAI Insured	8/12 at 101.00	BBB	819,980
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families and Children Inc., Series 2002A:
430	5.000%, 7/01/18 – AMBAC Insured	7/12 at 101.00	N/R	434,339
475	5.000%, 7/01/20 – AMBAC Insured	7/12 at 101.00	N/R	475,095
260	5.000%, 7/01/23 – AMBAC Insured	7/12 at 101.00	N/R	251,615
1,000	5.000%, 7/01/32 – AMBAC Insured	7/12 at 101.00	N/R	882,000
	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special Obligation Bonds, Series 2002SNH-1:
1,000	5.000%, 6/15/22 – AMBAC Insured	6/12 at 101.00	N/R	1,013,240
1,500	5.000%, 6/15/32 – AMBAC Insured	6/12 at 101.00	N/R	1,502,370

Nuveen Investments  41

Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
NGO	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$500	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	$445,235
210	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	221,044
7,810	Total Long-Term Care			7,420,428
	Tax Obligation/General – 10.9% (7.0% of Total Investments)
1,200	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	1,272,708
1,500	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 100.00	AA	1,684,095
600	Hartford, Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA+	643,458
1,000	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	1,120,840
	Stratford, Connecticut, General Obligation Bonds, Series 2002:
1,375	4.000%, 2/15/19 – AGM Insured	2/12 at 100.00	AA+	1,401,221
630	4.125%, 2/15/20 – AGM Insured	2/12 at 100.00	AA+	640,905
6,305	Total Tax Obligation/General			6,763,227
	Tax Obligation/Limited – 17.9% (11.4% of Total Investments)
930	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	942,843
40	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA	42,204
1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B, 5.000%, 12/01/22 – AMBAC Insured	12/12 at 100.00	AA	1,038,100
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 – FGIC Insured	1/14 at 100.00	AA	534,130
1,500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	1,592,835
900	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	943,326
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	1,002,450
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
780	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	192,184
2,120	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	A3	483,572
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2002G:
890	5.250%, 7/01/17	7/12 at 100.00	A3	904,721
1,000	5.250%, 7/01/20	7/12 at 100.00	A3	1,006,750
1,045	5.250%, 7/01/21	7/12 at 100.00	A3	1,049,285
650	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	652,984
735	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	722,623
13,090	Total Tax Obligation/Limited			11,108,007
	Transportation – 0.8% (0.5% of Total Investments)
415	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	475,594

42  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 29.7% (18.9% of Total Investments) (4)
	Bethel, Connecticut, General Obligation Bonds, Series 2002:
$525	5.000%, 11/01/18 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (4)	$567,315
525	5.000%, 11/01/19 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (4)	567,315
525	5.000%, 11/01/20 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (4)	567,315
525	5.000%, 11/01/21 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (4)	567,315
525	5.000%, 11/01/22 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (4)	567,315
500	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/23 (Pre-refunded 9/15/13) – AGM Insured	9/13 at 100.00	AA+ (4)	562,260
3,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G, 5.000%, 7/01/21 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 101.00	N/R (4)	3,215,906
	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B:
2,810	5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (4)	3,054,076
1,000	5.000%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (4)	1,086,860
450	Farmington, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 9/15/20 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	489,798
	New Canaan, Connecticut, General Obligation Bonds, Series 2002A:
950	4.500%, 5/01/19 (Pre-refunded 5/01/11)	5/11 at 100.00	Aaa	966,483
900	4.600%, 5/01/20 (Pre-refunded 5/01/11)	5/11 at 100.00	Aaa	915,993
500	4.700%, 5/01/21 (Pre-refunded 5/01/11)	5/11 at 100.00	Aaa	509,095
40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC Insured (ETM)	11/11 at 101.00	A1 (4)	42,121
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	AAA	1,135,422
195	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)	2/12 at 100.00	AAA	205,916
	Southbury, Connecticut, General Obligation Bonds, Series 2002:
500	4.875%, 12/15/20 (Pre-refunded 12/15/11)	12/11 at 101.00	Aa2 (4)	528,860
500	4.875%, 12/15/21 (Pre-refunded 12/15/11)	12/11 at 101.00	Aa2 (4)	528,860
500	5.000%, 12/15/22 (Pre-refunded 12/15/11)	12/11 at 101.00	Aa2 (4)	529,510
1,100	University of Connecticut, General Obligation Bonds, Series 2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) – NPFG Insured	2/13 at 100.00	AA (4)	1,207,745
500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	578,800
17,180	Total U.S. Guaranteed			18,394,280
	Utilities – 8.1% (5.2% of Total Investments)
720	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	4/11 at 101.00	Baa1	727,517
860	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	847,220
2,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Ba1	1,972,880
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
665	5.500%, 1/01/14 (Alternative Minimum Tax)	1/11 at 100.00	BBB	666,889
305	5.500%, 1/01/20 (Alternative Minimum Tax)	1/11 at 100.00	BBB	305,055
530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	524,477
5,080	Total Utilities			5,044,038

Nuveen Investments  43

Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
NGO	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 15.1% (9.6% of Total Investments)
$400	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	$352,060
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,307,624
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
1,230	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	1,248,844
640	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	642,496
230	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	232,875
600	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	564,180
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
2,050	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	2,133,455
590	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	595,092
1,840	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	1,890,103
350	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	362,625
9,115	Total Water and Sewer			9,329,354
$97,100	Total Investments (cost $96,554,649) – 156.6%			97,099,776
	Floating Rate Obligations – (9.3)%			(5,780,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (51.6)% (5)			(32,000,000)
	Other Assets Less Liabilities – 4.3%			2,696,534
	Net Assets Applicable to Common Shares – 100%			$62,016,310

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

44  Nuveen Investments

Nuveen Massachusetts Premium Income Municipal Fund
NMT	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.1% (0.7% of Total Investments)
$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	$744,748
	Education and Civic Organizations – 33.1% (21.7% of Total Investments)
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A	378,709
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	A–	950,030
1,045	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	1,035,783
830	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 2000A, 6.000%, 3/01/20 – ACA Insured	3/11 at 100.00	BBB	832,424
1,745	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AA+	1,798,589
1,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,610,625
4,900	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, 5.000%, 1/01/42 – AGC Insured (UB)	1/18 at 100.00	AA+	4,842,621
1,090	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P, 6.000%, 5/15/29	No Opt. Call	A2	1,259,593
1,550	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002A, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	1,590,471
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18	6/13 at 100.00	AA–	2,180,300
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	1,023,190
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	Aaa	520,450
555	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21	7/13 at 100.00	AAA	600,948
1,380	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AAA	1,417,812
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester State College, Series 2002, 5.000%, 11/01/32 – AMBAC Insured	11/12 at 100.00	A2	489,550
1,645	Massachusetts Industrial Finance Agency, Revenue Bonds, Whitehead Institute for Biomedical Research, Series 1993, 5.125%, 7/01/26	1/11 at 100.00	Aa1	1,646,217
375	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	2/11 at 100.00	BBB–	375,244
21,990	Total Education and Civic Organizations			22,552,556
	Health Care – 25.6% (16.8% of Total Investments)
1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/11 at 101.00	BBB+	1,262,775
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/11 at 101.00	BBB	916,750
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008:
2,300	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	2,346,736
770	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A	779,833
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	1,521,045

Nuveen Investments  45

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	$1,045,480
935	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	750,908
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	1,024,350
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,015,580
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	495,197
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	752,550
750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 1993G-1, 5.375%, 7/01/24 – NPFG Insured	1/11 at 100.00	A	746,745
75	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32	7/11 at 101.00	AA	76,242
375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32	7/11 at 100.00	BBB+	377,591
1,445	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	1,353,907
2,000	Massachusetts State, Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32	7/17 at 100.00	AA	2,006,580
17,985	Total Health Care			17,472,269
	Housing/Multifamily – 6.9% (4.5% of Total Investments)
1,315	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	1,262,992
1,755	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/10 at 101.00	N/R	1,664,688
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	501,630
215	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 1999D, 5.500%, 7/01/13 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R	217,483
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	N/R	1,043,670
4,785	Total Housing/Multifamily			4,690,463
	Housing/Single Family – 3.6% (2.4% of Total Investments)
1,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	1,400,175
985	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 14.149%, 6/01/16 (IF)	No Opt. Call	Aa2	1,070,547
2,485	Total Housing/Single Family			2,470,722
	Industrials – 1.0% (0.6% of Total Investments)
265	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	254,135
400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	422,464
665	Total Industrials			676,599

46  Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 7.2% (4.7% of Total Investments)
$1,270	Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds, Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31	4/11 at 103.00	AAA	$1,309,154
185	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	184,012
1,685	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	1,411,659
1,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	1,576,350
400	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	1/11 at 101.00	BBB	396,864
5,040	Total Long-Term Care			4,878,039
	Tax Obligation/General – 17.0% (11.2% of Total Investments)
500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	531,470
600	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	Aaa	673,536
1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA+	1,037,300
2,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	Aa1	3,050,975
1,275	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – NPFG Insured	No Opt. Call	Aa1	1,458,154
980	Monson, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 5/15/22 – AMBAC Insured	5/12 at 101.00	A1	1,038,869
1,260	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	1,487,191
1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	1,037,850
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	A1	1,307,559
10,335	Total Tax Obligation/General			11,622,904
	Tax Obligation/Limited – 14.1% (9.3% of Total Investments)
210	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A	212,755
975	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26	7/18 at 100.00	AAA	1,056,461
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	456,718
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa2	599,693
325	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	Aa2	332,647
1,200	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA+	1,231,740
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,155,280
1,300	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – AGM Insured	8/15 at 100.00	AA+	1,442,545
540	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	599,454
1,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AA+	1,113,510
240	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	A3	26,026
1,300	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	1,394,562
9,025	Total Tax Obligation/Limited			9,621,391

Nuveen Investments  47

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments November 30, 2010 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 11.0% (7.2% of Total Investments)
$500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA–	$520,655
2,000	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	AA–	2,045,060
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	924,740
225	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	180,284
4,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	3,809,597
7,725	Total Transportation			7,480,336
	U.S. Guaranteed – 16.8% (11.0% of Total Investments) (4)
650	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	748,339
25	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	29,953
2,500	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, VOA Concord Assisted Living Inc., Series 2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)	10/11 at 105.00	N/R (4)	2,755,400
500	Massachusetts Development Finance Authority, Revenue Bonds, Belmont Hills School, Series 2001, 5.375%, 9/01/23 (Pre-refunded 9/01/11)	9/11 at 101.00	A (4)	523,965
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 101.00	A (4)	1,138,870
750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA– (4)	834,458
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	A (4)	457,084
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	Baa2 (4)	1,096,520
600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	640,410
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts – Worcester Campus, Series 2001B, 5.250%, 10/01/31 (Pre-refunded 10/01/11) – FGIC Insured	10/11 at 100.00	A+ (4)	1,041,340
420	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	1/11 at 100.00	AAA	498,330
1,500	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,685,190
10,355	Total U.S. Guaranteed			11,449,859
	Utilities – 3.0% (2.0% of Total Investments)
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – NPFG Insured	1/12 at 101.00	A	1,029,610
1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/10 at 100.00	BBB	1,002,400
2,000	Total Utilities			2,032,010
	Water and Sewer – 12.0% (7.9% of Total Investments)
500	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	538,155
2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25	11/14 at 100.00	AA+	2,106,300
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA	62,765
285	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	288,984

48  Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$750	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29	8/15 at 100.00	AAA	$754,823
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31	8/16 at 100.00	AAA	991,880
1,250	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/12 at 100.00	AAA	1,332,888
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	1,585,620
625	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	550,906
7,970	Total Water and Sewer			8,212,321
$101,785	Total Investments (cost $103,055,032) – 152.4%			103,904,217
	Floating Rate Obligations – (3.6)%			(2,450,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (29.6)% (5)			(20,210,000)
	Other Assets Less Liabilities – 1.9%			1,345,326
	Auction Rate Preferred Shares, at Liquidation Value – (21.1)% (5)			(14,400,000)
	Net Assets Applicable to Common Shares – 100%			$68,189,543

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 19.5% and 13.9%, respectively.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments 49

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.9% (0.6% of Total Investments)
$480	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	$250,862
	Education and Civic Organizations – 45.6% (29.8% of Total Investments)
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A	378,709
400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	A–	380,012
450	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	446,031
495	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AA+	510,201
500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	536,875
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, 5.000%, 1/01/42 – AGC Insured (UB)	1/18 at 100.00	AA+	2,075,409
1,000	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P, 6.000%, 5/15/59	5/29 at 105.00	A2	1,109,710
990	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2001E, 5.300%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA	991,643
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18	6/13 at 100.00	AA–	1,090,150
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	511,595
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2001I, 5.500%, 2/15/36	2/11 at 100.00	Aa2	2,003,056
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	No Opt. Call	A2	1,476,990
590	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AAA	606,166
500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	506,900
12,400	Total Education and Civic Organizations			12,623,447
	Health Care – 27.6% (18.0% of Total Investments)
500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38	1/18 at 100.00	N/R	434,080
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/11 at 101.00	BBB+	505,110
775	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008, 5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	790,748
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	507,015
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	1,045,480
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31	1/12 at 101.00	A	299,640
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
550	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	482,994
315	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	252,980

50 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	$614,610
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	1,007,790
290	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	245,482
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	376,275
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B, 6.375%, 7/01/34	7/14 at 100.00	CCC	258,650
35	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32	7/11 at 101.00	AA	35,580
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32	7/11 at 100.00	BBB+	503,455
285	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	267,034
8,145	Total Health Care			7,626,923
	Housing/Multifamily – 11.7% (7.6% of Total Investments)
565	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	542,654
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	501,630
1,135	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	N/R	1,134,887
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	N/R	1,043,670
3,200	Total Housing/Multifamily			3,222,841
	Housing/Single Family – 4.1% (2.6% of Total Investments)
650	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	606,743
480	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.203%, 6/01/16 (IF)	No Opt. Call	AA	518,539
1,130	Total Housing/Single Family			1,125,282
	Industrials – 1.2% (0.8% of Total Investments)
125	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	119,875
200	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	211,232
325	Total Industrials			331,107
	Long-Term Care – 8.8% (5.7% of Total Investments)
100	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	99,466
725	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	607,391
655	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/11 at 102.00	BBB	669,541
1,000	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	1,050,900
2,480	Total Long-Term Care			2,427,298

Nuveen Investments 51

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
NMB	Portfolio of Investments November 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 6.9% (4.5% of Total Investments)
$310	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	$329,511
440	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA+	456,412
500	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	590,155
500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	518,925
1,750	Total Tax Obligation/General			1,895,003
	Tax Obligation/Limited – 11.7% (7.7% of Total Investments)
395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A	400,182
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	456,718
230	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa2	250,781
250	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	Aa2	255,883
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA+	564,548
500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – AGM Insured	8/15 at 100.00	AA+	554,825
230	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	255,323
500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	4/11 at 101.00	BBB+	505,970
3,040	Total Tax Obligation/Limited			3,244,230
	Transportation – 3.2% (2.1% of Total Investments)
500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA–	520,655
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	369,896
900	Total Transportation			890,551
	U.S. Guaranteed – 16.8% (11.0% of Total Investments) (4)
1,000	Boston, Massachusetts, General Obligation Bonds, Series 2001A, 5.000%, 2/01/20 (Pre-refunded 2/01/11)	2/11 at 100.00	Aaa	1,008,060
1,675	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aa2 (4)	1,688,501
500	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA– (4)	556,305
250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A, 5.625%, 7/01/20 (Pre-refunded 1/01/11)	1/11 at 100.00	Baa2 (4)	251,045
80	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)	1/12 at 101.00	A (4)	85,550
215	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32 (Pre-refunded 7/01/11)	7/11 at 101.00	AAA	223,983
750	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	842,595
4,470	Total U.S. Guaranteed			4,656,039

52 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 5.8% (3.8% of Total Investments)
$1,070	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/14 – NPFG Insured	1/12 at 101.00	A	$1,102,956
500	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/10 at 100.00	BBB	501,200
1,570	Total Utilities			1,604,156
	Water and Sewer – 8.8% (5.8% of Total Investments)
530	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25	11/14 at 100.00	AA+	558,170
125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	126,563
500	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29	8/15 at 100.00	AAA	503,215
400	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31	8/16 at 100.00	AAA	396,752
500	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/12 at 100.00	AAA	533,155
105	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	2/11 at 100.00	AAA	105,350
250	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	220,363
2,410	Total Water and Sewer			2,443,568
$42,300	Total Investments (cost $42,620,016) – 153.1%			42,341,307
	Floating Rate Obligations – (3.8)%			(1,050,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (53.2)% (5)			(14,725,000)
	Other Assets Less Liabilities – 3.9%			1,096,394
	Net Assets Applicable to Common Shares – 100%			$27,662,701

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.8%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments 53

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
NGX	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 26.2% (16.7% of Total Investments)
$1,135	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A	$1,135,885
600	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	594,708
1,250	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.000%, 9/01/33	9/13 at 100.00	A1	1,257,088
1,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,073,750
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, 5.000%, 1/01/42 – AGC Insured (UB)	1/18 at 100.00	AA+	2,964,870
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37	6/13 at 100.00	AA–	1,801,450
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester State College, Series 2002, 5.000%, 11/01/32 – AMBAC Insured	11/12 at 100.00	A2	1,468,650
10,235	Total Education and Civic Organizations			10,296,401
	Health Care – 16.9% (10.8% of Total Investments)
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA+	496,505
455	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – NPFG Insured	1/11 at 100.00	A	446,669
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008:
450	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	459,144
600	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	608,418
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A	1,519,155
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	495,197
200	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	150,510
2,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.000%, 5/15/25 – FGIC Insured	5/12 at 100.00	N/R	2,247,888
250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	234,240
6,940	Total Health Care			6,657,726
	Housing/Multifamily – 11.5% (7.3% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA+	532,635
760	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	729,942
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	12/12 at 100.00	AA–	2,001,500
1,265	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2002H, 5.200%, 7/01/42 – AGM Insured	7/12 at 100.00	AA+	1,267,416
4,525	Total Housing/Multifamily			4,531,493
	Industrials – 7.3% (4.7% of Total Investments)
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
1,475	5.125%, 8/01/28 – NPFG Insured	2/12 at 100.00	A	1,468,112
1,500	5.125%, 2/01/34 – NPFG Insured	2/12 at 100.00	A	1,422,000
2,975	Total Industrials			2,890,112

54 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 4.8% (3.1% of Total Investments)
$1,750	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, Neville Communities, Series 2002A, 6.000%, 6/20/44	12/12 at 105.00	AAA	$1,888,968
	Tax Obligation/General – 12.8% (8.2% of Total Investments)
1,280	Littleton, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 1/15/21 – FGIC Insured	1/13 at 101.00	AA	1,329,178
1,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%, 8/01/21 – AGM Insured	No Opt. Call	AA+	1,771,560
1,705	North Attleborough, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 7/15/15 – FGIC Insured	7/14 at 101.00	Aa2	1,936,556
4,485	Total Tax Obligation/General			5,037,294
	Tax Obligation/Limited – 17.8% (11.4% of Total Investments)
3,000	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	A	3,015,480
750	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA+	769,838
2,790	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003A, 5.250%, 5/01/22 – SYNCORA GTY Insured	5/13 at 100.00	Aa2	2,898,754
300	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	333,030
6,840	Total Tax Obligation/Limited			7,017,102
	Transportation – 2.6% (1.7% of Total Investments)
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	AA–	1,022,530
	U.S. Guaranteed – 35.3% (22.6% of Total Investments) (4)
2,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.000%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AAA	2,141,180
500	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A (4)	577,430
100	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	106,192
415	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	1/11 at 100.00	AAA	492,398
2,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 100.00	Aa1 (4)	2,084,880
1,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,123,460
1,500	Pittsfield, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 4/15/18 (Pre-refunded 4/15/12) – NPFG Insured	4/12 at 101.00	Aa2 (4)	1,606,815
3,000	Springfield, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 1/15/22 (Pre-refunded 1/15/13) – NPFG Insured	1/13 at 100.00	AA– (4)	3,286,377
2,140	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	A+ (4)	2,491,859
12,655	Total U.S. Guaranteed			13,910,591
	Utilities – 2.2% (1.4% of Total Investments)
900	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+	872,784
	Water and Sewer – 19.0% (12.1% of Total Investments)
1,900	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/13 at 100.00	A1	1,901,045
600	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31	8/16 at 100.00	AAA	595,128
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,195,890

Nuveen Investments 55

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (continued)
NGX	Portfolio of Investments November 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2004D, 5.000%, 8/01/24 – NPFG Insured	8/13 at 100.00	AA+	$1,065,070
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA+	1,554,150
125	4.000%, 8/01/46	8/16 at 100.00	AA+	110,181
500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	No Opt. Call	AA+	528,310
495	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 – NPFG Insured	7/14 at 100.00	A+	541,456
7,120	Total Water and Sewer			7,491,230
$59,425	Total Investments (cost $60,155,255) – 156.4%			61,616,231
	Floating Rate Obligations – (3.8)%			(1,500,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (56.1)% (5)			(22,075,000)
	Other Assets Less Liabilities – 3.5%			1,343,243
	Net Assets Applicable to Common Shares – 100%			$39,384,474

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.8%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56 Nuveen Investments

Nuveen Missouri Premium Income Municipal Fund
NOM	Portfolio of Investments
November 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.3% (2.1% of Total Investments)
$1,000	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,011,130
	Education and Civic Organizations – 2.0% (1.3% of Total Investments)
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA+	250,138
365	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2001, 5.500%, 4/01/18 – NPFG Insured	4/11 at 100.00	A3	367,712
615	Total Education and Civic Organizations			617,850
	Health Care – 29.9% (19.3% of Total Investments)
760	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/27	6/17 at 100.00	N/R	703,585
930	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	N/R	815,712
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	335,213
750	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	723,203
500	Missouri Health & Educational Facilities Authority, St. Luke’s Episcopal – Presbyterian Hospitals Revenue Bonds, Series 2001, 5.250%, 12/01/26 – AGM Insured	6/11 at 101.00	AA+	503,045
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	1,980,020
	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003:
1,500	5.125%, 5/15/25	5/13 at 100.00	AA	1,523,655
1,155	5.250%, 5/15/32	5/13 at 100.00	AA	1,158,927
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34	2/14 at 100.00	BBB+	503,150
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	N/R	678,737
350	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007, 5.000%, 11/15/27	11/16 at 100.00	N/R	298,249
9,645	Total Health Care			9,223,496
	Housing/Multifamily – 3.4% (2.2% of Total Investments)
385	Jefferson County Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Lakewood Apartments Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	385,296
165	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Series 2001II, 5.250%, 12/01/16	12/11 at 100.00	AA	168,587
500	St. Charles County Industrial Development Authority, Missouri, FHA-Insured Multifamily Housing Revenue Bonds, Ashwood Apartments, Series 1998A, 5.600%, 4/01/30 – AGM Insured (Alternative Minimum Tax)	4/11 at 100.00	AAA	500,160
1,050	Total Housing/Multifamily			1,054,043

Nuveen Investments 57

Nuveen Missouri Premium Income Municipal Fund (continued)
NOM	Portfolio of Investments November 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 4.0% (2.5% of Total Investments)
$60	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)	3/11 at 100.00	AAA	$61,225
430	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AAA	428,147
755	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AAA	725,842
1,245	Total Housing/Single Family			1,215,214
	Long-Term Care – 8.3% (5.3% of Total Investments)
1,750	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	1,675,485
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	N/R	412,438
500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	N/R	466,155
2,725	Total Long-Term Care			2,554,078
	Materials – 2.2% (1.4% of Total Investments)
750	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BBB–	679,718
	Tax Obligation/General – 30.8% (19.9% of Total Investments)
1,500	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Series 2005, 5.250%, 3/01/24 – AGM Insured (4)	No Opt. Call	AA+	1,631,925
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,833,853
500	Jackson County School District R-7, Lees Summit, Missouri, General Obligation Refunding and Improvement Bonds, Series 2002, 5.250%, 3/01/18 – AGM Insured	3/12 at 100.00	AA+	525,215
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007, 5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA+	528,435
1,630	North Kansas City School District, Missouri, General Obligation Bonds, Series 2003A, 5.000%, 3/01/23	3/13 at 100.00	AA+	1,740,384
1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,066,300
1,800	Ritenour Consolidated School District, St. Louis County, Missouri, General Obligation Bonds, Series 1995, 7.375%, 2/01/12 – FGIC Insured	No Opt. Call	Aa2	1,877,382
270	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/20 – AGM Insured	3/14 at 100.00	AA+	296,239
8,885	Total Tax Obligation/General			9,499,733
	Tax Obligation/Limited – 21.7% (14.0% of Total Investments)
600	Chesterfield, Missouri, Certificates of Participation, Series 2005, 5.000%, 12/01/24 – FGIC Insured	12/15 at 100.00	Aa1	617,634
80	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	69,858
320	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	N/R	311,213
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	246,919
475	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	402,306

58 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$360	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	$334,105
415	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A	403,745
450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/11 at 100.00	A	454,464
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R	412,455
600	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	615,174
2,000	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	12/10 at 100.00	N/R	2,002,380
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	11/14 at 100.00	N/R	301,298
400	5.500%, 11/01/27	11/14 at 100.00	N/R	347,812
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	171,218
7,055	Total Tax Obligation/Limited			6,690,581
	Transportation – 17.1% (11.0% of Total Investments)
500	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	4/11 at 101.00	A	501,715
1,000	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C, 7.000%, 9/01/19	3/11 at 101.00	N/R	999,920
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	1,088,750
2,500	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA+	2,692,900
5,000	Total Transportation			5,283,285
	U.S. Guaranteed – 21.1% (13.6% of Total Investments) (5)
685	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R (5)	748,369
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (5)	2,585,500
1,380	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Parking Garage, Series 2002D, 5.000%, 11/01/22 (Pre-refunded 11/01/11) – AMBAC Insured	11/11 at 100.00	Aa3 (5)	1,437,518
80	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (5)	90,867
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	578,945
1,000	St. Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Carnahan Courthouse, Series 2002A, 5.750%, 2/15/16 (Pre-refunded 2/15/12) – FGIC Insured	2/12 at 100.00	N/R (5)	1,063,030
6,145	Total U.S. Guaranteed			6,504,229
	Utilities – 1.7% (1.1% of Total Investments)
530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	524,477

Nuveen Investments 59

Nuveen Missouri Premium Income Municipal Fund (continued)
NOM	Portfolio of Investments November 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 9.7% (6.3% of Total Investments)
$2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – BHAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	$2,629,214
350	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue Bonds, State Revolving Fund Program – Kansas City Project, Series 1997C, 6.750%, 1/01/12	No Opt. Call	Aaa	372,652
3,315	Total Water and Sewer			3,001,866
$47,960	Total Investments (cost $48,314,693) – 155.2%			47,859,700
	Floating Rate Obligations – (7.2)%			(2,225,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (58.0)% (6)			(17,880,000)
	Other Assets Less Liabilities – 10.0%			3,081,222
	Net Assets Applicable to Common Shares – 100%			$30,835,922

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

60 Nuveen Investments

Statement of
Assets & Liabilities
November 30, 2010 (Unaudited)

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Assets
Investments, at value (cost $114,202,210, $59,731,487, $51,683,828 and $96,554,649, respectively)	$115,716,532		$60,470,194		$52,742,868		$97,099,776
Cash	739,835		691,495		1,062,668		1,212,235
Cash equivalents	—		—		—		—
Receivables:
Interest	1,693,241		824,454		718,709		1,432,700
Investments sold	1,006,028		—		—		—
Deferred offering costs	459,521		491,051		436,667		630,553
Other assets	21,510		9,422		31,358		11,134
Total assets	119,636,667		62,486,616		54,992,270		100,386,398
Liabilities
Cash overdraft	—		—		—		—
Floating rate obligations	7,965,000		3,820,000		3,460,000		5,780,000
Payables:
Auction Rate Preferred shares noticed for redemption, at liquidation value	—		—		—		—
Auction Rate Preferred share dividends	1,268		—		—		—
Common share dividends	285,293		155,189		146,152		238,883
Interest	40,415		44,348		36,722		70,674
Offering costs	199,815		202,286		192,286		215,182
MuniFund Term Preferred shares, at liquidation value	18,300,000		20,470,000		16,950,000		32,000,000
Accrued expenses:
Management fees	60,497		29,081		23,364		51,015
Other	34,434		12,101		9,842		14,334
Total liabilities	26,886,722		24,733,005		20,818,366		38,370,088
Auction Rate Preferred shares, at liquidation value	15,725,000		—		—		—
Net assets applicable to Common shares	$77,024,945		$37,753,611		$34,173,904		$62,016,310
Common shares outstanding	5,365,029		2,586,033		2,320,177		4,367,134
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.36		$14.60		$14.73		$14.20
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$53,650		$25,860		$23,202		$43,671
Paid-in surplus	74,482,375		36,666,461		32,838,376		61,584,748
Undistributed (Over-distribution of) net investment income	974,470		356,861		298,622		344,448
Accumulated net realized gain (loss)	128		(34,278)		(45,336)		(501,684)
Net unrealized appreciation (depreciation)	1,514,322		738,707		1,059,040		545,127
Net assets applicable to Common shares	$77,024,945		$37,753,611		$34,173,904		$62,016,310
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Auction Rate Preferred	Unlimited		Unlimited		Unlimited		Unlimited
MuniFund Term Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments 61

Statement of
Assets & Liabilities (Unaudited) (continued)

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB )	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM )
Assets
Investments, at value (cost $103,055,032, $42,620,016, $60,155,255 and $48,314,693, respectively)	$103,904,217		$42,341,307	$61,616,231		$47,859,700
Cash	—		211,344	378,235		1,276,160
Cash equivalents(1)	—		—	—		16,003,015
Receivables:
Interest	1,744,893		775,548	900,107		777,801
Investments sold	20,000		—	—		934,294
Deferred offering costs	483,527		401,679	480,165		591,082
Other assets	18,484		7,881	32,395		13,279
Total assets	106,171,121		43,737,759	63,407,133		67,455,331
Liabilities
Cash overdraft	280,700		—	—		—
Floating rate obligations	2,450,000		1,050,000	1,500,000		2,225,000
Payables:
Auction Rate Preferred shares noticed for redemption, at liquidation value	—		—	—		16,000,000
Auction Rate Preferred share dividends	1,339		—	—		969
Common share dividends	286,010		131,046	168,021		138,363
Interest	44,634		31,901	48,754		22,946
Offering costs	229,925		109,189	190,950		317,424
MuniFund Term Preferred shares, at liquidation value	20,210,000		14,725,000	22,075,000		17,880,000
Accrued expenses:
Management fees	53,745		20,417	28,048		24,938
Other	25,225		7,505	11,886		9,769
Total liabilities	23,581,578		16,075,058	24,022,659		36,619,409
Auction Rate Preferred shares, at liquidation value	14,400,000		—	—		—
Net assets applicable to Common shares	$68,189,543		$27,662,701	$39,384,474		$30,835,922
Common shares outstanding	4,773,801		1,965,205	2,726,864		2,316,388
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.28		$14.08	$14.44		$13.31
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$47,738		$19,652	$27,269		$23,164
Paid-in surplus	66,246,786		27,784,843	38,392,108		31,059,937
Undistributed (Over-distribution of) net investment income	932,051		236,600	208,839		520,398
Accumulated net realized gain (loss)	113,783		(99,685)	(704,718)		(312,584)
Net unrealized appreciation (depreciation)	849,185		(278,709)	1,460,976		(454,993)
Net assets applicable to Common shares	$68,189,543		$27,662,701	$39,384,474		$30,835,922
Authorized shares:
Common	Unlimited		Unlimited	Unlimited		Unlimited
Auction Rate Preferred	Unlimited		Unlimited	Unlimited		Unlimited
MuniFund Term Preferred	Unlimited		Unlimited	Unlimited		Unlimited

(1) Segregated for the payment of Auction Rate Preferred shares noticed for redemption.

See accompanying notes to financial statements.

62 Nuveen Investments

Statement of
Operations
Six Months Ended November 30, 2010 (Unaudited)

	Connecticut Premium Income (NTC )	Connecticut Dividend Advantage (NFC )	Connecticut Dividend Advantage 2 (NGK )	Connecticut Dividend Advantage 3 (NGO )
Investment Income	$2,712,704	$1,455,962	$1,257,424	$2,248,898
Expenses
Management fees	373,675	195,316	171,559	309,684
Auction fees	11,825	—	—	—
Dividend disbursing agent fees	5,014	—	—	—
Shareholders’ servicing agent fees and expenses	5,320	1,899	1,890	1,930
Interest expense and amortization of offering costs	328,821	337,679	284,255	520,138
Custodian’s fees and expenses	13,215	8,902	8,630	12,435
Trustees’ fees and expenses	1,360	826	731	1,152
Professional fees	7,388	5,334	5,156	6,455
Shareholders’ reports — printing and mailing expenses	18,063	10,128	8,358	17,726
Stock exchange listing fees	4,559	179	161	303
Investor relations expense	4,396	2,137	1,965	3,493
Other expenses	2,573	11,721	2,100	3,691
Total expenses before custodian fee credit and expense reimbursement	776,209	574,121	484,805	877,007
Custodian fee credit	(2,141)	(791)	(800)	(1,988)
Expense reimbursement	—	(15,420)	(27,089)	(25,861)
Net expenses	774,068	557,910	456,916	849,158
Net investment income	1,938,636	898,052	800,508	1,399,740
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	27,967	(2,130)	6,151	(696)
Change in net unrealized appreciation (depreciation) of investments	(1,115,467)	(708,410)	(563,663)	(869,598)
Net realized and unrealized gain (loss)	(1,087,500)	(710,540)	(557,512)	(870,294)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(32,899)	—	—	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(32,899)	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	$818,237	$187,512	$242,996	$529,446

See accompanying notes to financial statements.

Nuveen Investments 63

Statement of
Operations (Unaudited) (continued)

	Massachusetts Premium Income (NMT )	Massachusetts Dividend Advantage (NMB )	Insured Massachusetts Tax-Free Advantage (NGX )	Missouri Premium Income (NOM )
Investment Income	$2,644,754	$1,110,832	$1,453,464	$1,249,376
Expenses
Management fees	332,109	137,213	193,120	152,104
Auction fees	10,830	—	—	12,032
Dividend disbursing agent fees	5,014	—	—	5,014
Shareholders’ servicing agent fees and expenses	3,717	1,572	1,621	1,668
Interest expense and amortization of offering costs	333,772	241,257	353,968	34,424
Custodian’s fees and expenses	12,869	7,015	7,074	7,220
Trustees’ fees and expenses	1,261	520	755	576
Professional fees	7,145	4,920	5,494	5,476
Shareholders’ reports — printing and mailing expenses	18,368	8,310	10,724	7,105
Stock exchange listing fees	4,559	136	189	160
Investor relations expense	4,112	1,722	2,377	1,983
Other expenses	3,029	11,405	4,355	5,094
Total expenses before custodian fee credit and expense reimbursement	736,785	414,070	579,677	232,856
Custodian fee credit	(61)	(186)	(798)	(156)
Expense reimbursement	—	(10,833)	(24,399)	—
Net expenses	736,724	403,051	554,480	232,700
Net investment income	1,908,030	707,781	898,984	1,016,676
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(77,740)	(169,511)	(151)	39,938
Change in net unrealized appreciation (depreciation) of investments	(867,405)	(316,054)	(593,323)	(665,680)
Net realized and unrealized gain (loss)	(945,145)	(485,565)	(593,474)	(625,742)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(30,127)	—	—	(33,474)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(30,127)	—	—	(33,474)
Net increase (decrease) in net assets applicable to Common shares from operations	$932,758	$222,216	$305,510	$357,460

See accompanying notes to financial statements.

64 Nuveen Investments

Statement of
Changes in Net Assets (Unaudited)

	Connecticut Premium Income (NTC)		Connecticut Dividend Advantage (NFC)		Connecticut Dividend Advantage 2 (NGK)
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$1,938,636	$4,267,900	$898,052	$2,204,210	$800,508	$2,000,123
Net realized gain (loss) from investments	27,967	60,723	(2,130)	10,610	6,151	12,514
Change in net unrealized appreciation (depreciation) of investments	(1,115,467)	4,700,543	(708,410)	1,900,772	(563,663)	1,510,001
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(32,899)	(119,197)	—	(66,605)	—	(59,765)
From accumulated net realized gains	—	(5,151)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	818,237	8,904,818	187,512	4,048,987	242,996	3,462,873
Distributions to Common Shareholders
From net investment income	(1,899,221)	(3,693,594)	(992,787)	(1,898,150)	(918,611)	(1,752,532)
From accumulated net realized gains	—	(21,997)	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,899,221)	(3,715,591)	(992,787)	(1,898,150)	(918,611)	(1,752,532)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	15,348	26,531	52,783	16,467	30,801
Net increase in net assets applicable to Common shares from capital share transactions	—	15,348	26,531	52,783	16,467	30,801
Net increase (decrease) in net assets applicable to Common shares	(1,080,984)	5,204,575	(778,744)	2,203,620	(659,148)	1,741,142
Net assets applicable to Common shares at the beginning of period	78,105,929	72,901,354	38,532,355	36,328,735	34,833,052	33,091,910
Net assets applicable to Common shares at the end of period	$77,024,945	$78,105,929	$37,753,611	$38,532,355	$34,173,904	$34,833,052
Undistributed (Over-distribution of) net investment income at the end of period	$974,470	$967,954	$356,861	$451,596	$298,622	$416,725

See accompanying notes to financial statements.

Nuveen Investments 65

Statement of
Changes in Net Assets (Unaudited) (continued)

	Connecticut Dividend Advantage 3 (NGO)		Massachusetts Premium Income (NMT)		Massachusetts Dividend Advantage (NMB)
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$1,399,740	$3,346,745	$1,908,030	$4,145,590	$707,781	$1,739,913
Net realized gain (loss) from investments	(696)	1,887	(77,740)	209,192	(169,511)	60,102
Change in net unrealized appreciation (depreciation) of investments	(869,598)	3,514,247	(867,405)	5,077,663	(316,054)	1,496,853
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	—	(92,898)	(30,127)	(122,559)	—	(45,739)
From accumulated net realized gains	—	—	—	—	—	(13,657)
Net increase (decrease) in net assets applicable to Common shares from operations	529,446	6,769,981	932,758	9,309,886	222,216	3,237,472
Distributions to Common Shareholders
From net investment income	(1,572,168)	(2,973,311)	(1,860,834)	(3,645,432)	(813,336)	(1,507,494)
From accumulated net realized gains	—	—	—	—	—	(55,550)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,572,168)	(2,973,311)	(1,860,834)	(3,645,432)	(813,336)	(1,563,044)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	17,921	86,708	45,881	18,328	31,080
Net increase in net assets applicable to Common shares from capital share transactions	—	17,921	86,708	45,881	18,328	31,080
Net increase (decrease) in net assets applicable to Common shares	(1,042,722)	3,814,591	(841,368)	5,710,335	(572,792)	1,705,508
Net assets applicable to Common shares at the beginning of period	63,059,032	59,244,441	69,030,911	63,320,576	28,235,493	26,529,985
Net assets applicable to Common shares at the end of period	$62,016,310	$63,059,032	$68,189,543	$69,030,911	$27,662,701	$28,235,493
Undistributed (Over-distribution of) net investment income at the end of period	$344,448	$516,876	$932,051	$914,982	$236,600	$342,155

See accompanying notes to financial statements.

66 Nuveen Investments

	Insured Massachusetts Tax-Free Advantage (NGX)		Missouri Premium Income (NOM)
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$898,984	$2,227,100	$1,016,676	$1,926,445
Net realized gain (loss) from investments	(151)	(18,813)	39,938	12,118
Change in net unrealized appreciation (depreciation) of investments	(593,323)	2,157,735	(665,680)	2,255,157
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	—	(68,205)	(33,474)	(67,634)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	305,510	4,297,817	357,460	4,126,086
Distributions to Common Shareholders
From net investment income	(1,030,608)	(1,982,428)	(903,024)	(1,571,225)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,030,608)	(1,982,428)	(903,024)	(1,571,225)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	14,937	24,769	33,782	58,988
Net increase in net assets applicable to Common shares from capital share transactions	14,937	24,769	33,782	58,988
Net increase (decrease) in net assets applicable to Common shares	(710,161)	2,340,158	(511,782)	2,613,849
Net assets applicable to Common shares at the beginning of period	40,094,635	37,754,477	31,347,704	28,733,855
Net assets applicable to Common shares at the end of period	$39,384,474	$40,094,635	$30,835,922	$31,347,704
Undistributed (Over-distribution of)net investment income at the end of period	$208,839	$340,463	$520,398	$440,220

See accompanying notes to financial statements.

Nuveen Investments 67

Statement of
Cash Flows
Six Months Ended November 30, 2010 (Unaudited)

	Connecticut Premium Income (NTC )	Connecticut Dividend Advantage (NFC )	Connecticut Dividend Advantage 2 (NGK )	Connecticut Dividend Advantage 3 (NGO )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$818,237	$187,512	$242,996	$529,446
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)operating activities:
Purchases of investments	(5,530,475)	(2,554,295)	(2,817,932)	(5,086,838)
Proceeds from sales and maturities of investments	6,850,500	3,023,500	4,206,600	6,342,500
Amortization (Accretion) of premiums and discounts, net	132,926	69,204	53,531	108,175
(Increase) Decrease in receivable for interest	69,745	(16,922)	12,381	37,271
(Increase) Decrease in receivable for investments sold	(606,028)	250,000	—	—
(Increase) Decrease in other assets	(1,005)	(2,948)	(492)	(549)
Increase (Decrease) in payable for investments purchased	—	—	—	—
Increase (Decrease) in payable for Auction Rate Preferred share dividends	216	—	—	—
Increase (Decrease) in payable for interest	3	(4)	(3)	7
Increase (Decrease) in accrued management fees	(2,414)	(1,309)	(1,069)	4,532
Increase (Decrease) in accrued other liabilities	(21,616)	(17,545)	(18,201)	(24,510)
Net realized (gain) loss from investments	(27,967)	2,130	(6,151)	696
Change in net unrealized (appreciation) depreciation of investments	1,115,467	708,410	563,663	869,598
Taxes paid on undistributed capital gains	(17,876)	(4,173)	(424)	—
Net cash provided by (used in) operating activities	2,779,713	1,643,560	2,234,899	2,780,328
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(138,105)	(10,549)	(288,379)	(36,404)
(Increase) Decrease in cash equivalents	—	—	—	—
Increase (Decrease) in payable for Auction Rate Preferred shares noticed for redemption, at liquidation value	—	—	—	—
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	—	—	—
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	—	—	—	—
(Increase) Decrease in deferred offering costs	55,178	56,767	50,480	74,350
Increase (Decrease) in payable for offering costs	(58,050)	(32,114)	(32,114)	(33,725)
Cash distributions paid to Common shareholders	(1,898,901)	(966,169)	(902,218)	(1,572,314)
Net cash provided by (used in) financing activities	(2,039,878)	(952,065)	(1,172,231)	(1,568,093)
Net Increase (Decrease) in Cash	739,835	691,495	1,062,668	1,212,235
Cash at the beginning of period	—	—	—	—
Cash at the End of Period	$739,835	$691,495	$1,062,668	$1,212,235

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
$—		$26,531		$16,467		$—

Cash paid for interest (excluding amortization of offering costs) was as follows:

Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
$273,639		$280,916		$233,778		$445,782

See accompanying notes to financial statements.

68 Nuveen Investments

	Massachusetts Premium Income (NMT )	Massachusetts Dividend Advantage (NMB )	Insured Massachusetts Tax-Free Advantage (NGX )	Missouri Premium Income (NOM )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$932,758	$222,216	$305,510	$357,460
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)operating activities:
Purchases of investments	(1,493,095)	(917,227)	(1,944,263)	(1,018,131)
Proceeds from sales and maturities of investments	640,234	1,080,467	1,520,000	1,657,138
Amortization (Accretion) of premiums and discounts, net	136,445	39,912	73,325	53,098
(Increase) Decrease in receivable for interest	(18,533)	(48,619)	27,505	40,519
(Increase) Decrease in receivable for investments sold	105,000	—	110,000	15,706
(Increase) Decrease in other assets	(1,026)	(2,887)	(483)	(5,410)
Increase (Decrease) in payable for investments purchased	—	—	—	(1,987,280)
Increase (Decrease) in payable for Auction Rate Preferred share dividends	198	—	—	220
Increase (Decrease) in payable for interest	4	(3)	5	22,946
Increase (Decrease) in accrued management fees	(2,028)	(890)	(1,218)	(521)
Increase (Decrease) in accrued other liabilities	(24,522)	(18,147)	(18,347)	(16,553)
Net realized (gain) loss from investments	77,740	169,511	151	(39,938)
Change in net unrealized (appreciation) depreciation of investments	867,405	316,054	593,323	665,680
Taxes paid on undistributed capital gains	(3,196)	(19,977)	(152)	—
Net cash provided by (used in) operating activities	1,217,384	820,410	665,356	(255,066)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	280,700	—	—	—
Increase (Decrease) in cash equivalents(1)	—	—	—	(16,003,015)
Increase (Decrease) in payable for Auction Rate Preferred shares noticed for redemption, at liquidation value	—	—	—	16,000,000
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	—	—	17,880,000
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	—	—	—	(16,000,000)
(Increase) Decrease in deferred offering costs	58,060	46,434	56,618	(591,082)
Increase (Decrease) in payable for offering costs	(34,350)	(110,127)	(20,625)	317,424
Cash distributions paid to Common shareholders	(1,772,446)	(794,710)	(1,014,384)	(856,489)
Net cash provided by (used in) financing activities	(1,468,036)	(858,403)	(978,391)	746,838
Net Increase (Decrease) in Cash	(250,652)	(37,993)	(313,035)	491,772
Cash at the beginning of period	250,652	249,337	691,270	784,388
Cash at the End of Period	$—	$211,344	$378,235	$1,276,160

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
$86,708		$18,328		$14,937		$33,782

Cash paid for interest (excluding amortization of offering costs) was as follows:

Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
$275,707		$194,826		$297,345		$4,361

(1) Segregated for the payment of Auction Rate Preferred shares noticed for redemption.

See accompanying notes to financial statements.

Nuveen Investments 69

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Connecticut Premium Income (NTC)
Year Ended 5/31:
2011(f)	$14.56	$.36	$(.20)	$(.01)	$—	$.15	$(.35)	$—	$(.35)	$14.36	$13.58
2010	13.59	.80	.88	(.02)	— *	1.66	(.69)	— *	(.69)	14.56	13.94
2009	14.25	.84	(.66)	(.14)	(.03)	.01	(.60)	(.07)	(.67)	13.59	13.35
2008	14.39	.83	(.09)	(.22)	(.01)	.51	(.62)	(.03)	(.65)	14.25	14.08
2007	14.42	.83	.07	(.20)	(.01)	.69	(.65)	(.07)	(.72)	14.39	14.91
2006	15.26	.84	(.54)	(.14)	(.03)	.13	(.75)	(.22)	(.97)	14.42	13.95

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2011(f)	14.91	.35	(.28)	—	—	.07	(.38)	—	(.38)	14.60	14.16
2010	14.08	.85	.75	(.03)	—	1.57	(.74)	—	(.74)	14.91	15.29
2009	14.69	.91	(.55)	(.15)	(.04)	.17	(.67)	(.11)	(.78)	14.08	13.75
2008	14.76	.91	.01	(.24)	(.02)	.66	(.67)	(.06)	(.73)	14.69	14.93
2007	14.75	.92	.04	(.22)	—	.74	(.73)	—	(.73)	14.76	16.37
2006	15.39	.93	(.55)	(.17)	—	.21	(.85)	—	(.85)	14.75	16.26

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period						Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Connecticut Premium Income (NTC)
Year Ended 5/31:
2011(f)	$15,725	$25,000	$81,594	$18,300	$10.00	$10.08	$10.09		$32.64	$3.26
2010	15,725	25,000	82,389	18,300	10.00	10.00	10.02	∆	32.96	3.30
2009	34,975	25,000	77,110	—	—	—	—		—	—
2008	38,300	25,000	74,896	—	—	—	—		—	—
2007	38,300	25,000	75,360	—	—	—	—		—	—
2006	38,300	25,000	75,443	—	—	—	—		—	—

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2011(f)	—	—	—	20,470	10.00	10.08	10.07		28.44	—
2010	—	—	—	20,470	10.00	9.98	9.95	∆∆	28.82	—
2009	18,000	25,000	75,457	—	—	—	—		—	—
2008	19,500	25,000	73,556	—	—	—	—		—	—
2007	19,500	25,000	73,749	—	—	—	—		—	—
2006	19,500	25,000	73,596	—	—	—	—		—	—

70 Nuveen Investments

				Ratios/Supplemental Data
Total Returns					Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value	(b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(.11)%		1.03%		$77,025	1.96	%**	1.27	%**	4.90	%**	N/A		N/A		N/A		5%
9.76		12.49		78,106	1.57		1.25		5.64		N/A		N/A		N/A		5
.32		.45		72,901	1.43		1.32		6.40		N/A		N/A		N/A		0
(1.08)		3.60		76,441	1.30		1.27		5.82		N/A		N/A		N/A		22
12.33		4.79		77,151	1.24		1.24		5.67		N/A		N/A		N/A		8
(6.00)		.88		77,278	1.25		1.25		5.66		N/A		N/A		N/A		16

(4.98)		.45%		37,754	2.95	**	1.51	**	4.53	**	2.87	%**	1.43	%**	4.61	%**	4
16.92		11.34		38,532	1.62		1.31		5.73		1.49		1.18		5.86		4
(2.10)		1.50		36,329	1.47		1.36		6.45		1.26		1.15		6.66		0
(4.10)		4.62		37,874	1.33		1.31		5.90		1.05		1.03		6.18		20
5.46		5.05		38,024	1.29		1.29		5.78		.94		.94		6.14		9
8.79		1.38		37,905	1.29		1.29		5.70		.86		.86		6.12		14

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended November 30, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.
∆	For the period January 19, 2010 (issuance date of shares) through May 31, 2010.
∆∆	For the period March 31, 2010 (issuance date of shares) through May 31, 2010.
N/A	Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 71

Financial
Highlights (Unaudited) (continued)

        Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share-holders	Capital Gains to Common Share-holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2011(f)	$15.02	$.35	$(.24)	$—	$—	$.11	$(.40)	$—	$(.40)	$14.73	$14.69
2010	14.28	.86	.67	(.03)	—	1.50	(.76)	—	(.76)	15.02	16.20
2009	14.76	.91	(.43)	(.14)	(.04)	.30	(.66)	(.12)	(.78)	14.28	14.30
2008	14.85	.91	(.01)	(.23)	(.02)	.65	(.67)	(.07)	(.74)	14.76	15.00
2007	14.86	.91	.08	(.22)	(.01)	.76	(.73)	(.04)	(.77)	14.85	16.38
2006	15.64	.91	(.60)	(.17)	(.01)	.13	(.83)	(.08)	(.91)	14.86	16.60

Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2011(f)	14.44	.32	(.20)	—	—	.12	(.36)	—	(.36)	14.20	13.65
2010	13.57	.77	.80	(.02)	—	1.55	(.68)	—	(.68)	14.44	14.06
2009	14.08	.84	(.58)	(.17)	—	.09	(.60)	—	(.60)	13.57	13.04
2008	14.30	.87	(.23)	(.25)	—	.39	(.61)	—	(.61)	14.08	13.63
2007	14.18	.86	.13	(.23)	—	.76	(.64)	—	(.64)	14.30	14.70
2006	14.78	.84	(.54)	(.18)	—	.12	(.72)	—	(.72)	14.18	14.09

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share
Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2011(f)	$—	$—	$—	$16,950	$10.00	$10.05	$10.10		$30.16
2010	—	—	—	16,950	10.00	9.97	9.96	∆	30.55
2009	16,125	25,000	76,305	—	—	—	—		—
2008	17,500	25,000	73,840	—	—	—	—		—
2007	17,500	25,000	74,094	—	—	—	—		—
2006	17,500	25,000	74,074	—	—	—	—		—

Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2011(f)	—	—	—	32,000	10.00	10.09	10.09		29.38
2010	—	—	—	32,000	10.00	10.00	9.99	∆∆	29.71
2009	30,025	25,000	74,329	—	—	—	—		—
2008	32,000	25,000	73,028	—	—	—	—		—
2007	32,000	25,000	73,691	—	—	—	—		—
2006	32,000	25,000	73,302	—	—	—	—		—

72 Nuveen Investments

				Ratios/Supplemental Data
Total Returns					Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value	(b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(6.93)%		.67%		$34,174	2.76	%*	1.43	%*	4.40	%*	2.61	%*	1.28	%*	4.55	%*	5%
19.15		10.69		34,833	1.61		1.32		5.64		1.40		1.11		5.86		3
1.40		2.52		33,092	1.48		1.37		6.31		1.19		1.08		6.60		0
(3.63)		4.54		34,188	1.36		1.33		5.79		1.00		.97		6.15		23
3.58		5.13		34,366	1.31		1.31		5.60		.87		.87		6.04		12
9.78		.84		34,352	1.29		1.29		5.51		.84		.84		5.96		11

(.42)		.80		62,016	2.75	*	1.35	*	4.31	*	2.67	*	1.27	*	4.39	*	5
13.26		11.66		63,059	1.78		1.28		5.28		1.61		1.12		5.45		3
.53		.89		59,244	1.43		1.32		6.12		1.14		1.03		6.41		0
(3.07)		2.79		61,476	1.29		1.27		5.70		.88		.86		6.11		24
9.15		5.42		62,325	1.26		1.26		5.44		.78		.78		5.92		15
1.84		.83		61,826	1.24		1.24		5.30		.76		.76		5.78		9

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Connecticut Dividend Advantage 3 (NGO) for any fees and expenses.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended November 30, 2010.
*	Annualized.
∆	For the period March 31, 2010 (issuance date of shares) through May 31, 2010.
∆∆	For the period February 10, 2010 (issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments 73

Financial
Highlights (Unaudited) (continued)

        Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2011(f)	$14.48	$.40	$(.20)	$(.01)	$—	$.19	$(.39)	$—	$(.39)	$14.28	$14.33
2010	13.29	.87	1.12	(.03)	—	1.96	(.77)	—	(.77)	14.48	14.93
2009	14.22	.91	(.98)	(.15)	(.02)	(.24)	(.65)	(.04)	(.69)	13.29	13.28
2008	14.56	.88	(.32)	(.25)	(.01)	.30	(.62)	(.02)	(.64)	14.22	13.61
2007	14.45	.88	.13	(.23)	— *	.78	(.67)	— *	(.67)	14.56	14.33
2006	15.10	.88	(.50)	(.18)	—	.20	(.81)	(.04)	(.85)	14.45	14.35

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2011(f)	14.38	.36	(.25)	—	—	.11	(.41)	—	(.41)	14.08	14.11
2010	13.52	.89	.80	(.02)	(.01)	1.66	(.77)	(.03)	(.80)	14.38	14.10
2009	14.36	.95	(.93)	(.17)	—	(.15)	(.69)	—	(.69)	13.52	13.83
2008	14.84	.94	(.45)	(.26)	(.01)	.22	(.68)	(.02)	(.70)	14.36	14.61
2007	14.83	.93	.08	(.25)	—	.76	(.75)	—	(.75)	14.84	16.28
2006	15.65	.95	(.54)	(.17)	(.02)	.22	(.85)	(.19)	(1.04)	14.83	15.53

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period						Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2011(f)	$14,400	$25,000	$74,256	$20,210	$10.00	$10.07	$10.09		$29.70	$2.97
2010	14,400	25,000	74,863	20,210	10.00	10.00	10.00	∆	29.95	2.99
2009	34,000	25,000	71,559	—	—	—	—		—	—
2008	34,000	25,000	74,794	—	—	—	—		—	—
2007	34,000	25,000	75,973	—	—	—	—		—	—
2006	34,000	25,000	75,571	—	—	—	—		—	—

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2011(f)	—	—	—	14,725	10.00	10.04	10.07		28.79	—
2010	—	—	—	14,725	10.00	9.98	9.95	∆∆	29.18	—
2009	14,250	25,000	71,544	—	—	—	—		—	—
2008	15,000	25,000	71,892	—	—	—	—		—	—
2007	15,000	25,000	73,453	—	—	—	—		—	—
2006	15,000	25,000	73,340	—	—	—	—		—	—

74 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(1.44)%	1.27%	$68,190	2.10	%**	1.31	%**	5.43	%**	N/A		N/A		N/A		1%
18.77	15.03	69,031	1.60		1.29		6.21		N/A		N/A		N/A		3
3.54	(1.36)	63,321	1.43		1.34		7.01		N/A		N/A		N/A		1
(.48)	2.08	67,720	1.26		1.26		6.09		N/A		N/A		N/A		14
4.60	5.47	69,323	1.24		1.24		5.97		N/A		N/A		N/A		9
(6.14)	1.41	68,776	1.25		1.25		5.98		N/A		N/A		N/A		13

2.96	.74	27,663	2.90	**	1.53	**	4.88	**	2.82	%**	1.46	%**	4.95	%**	2
7.90	12.50	28,235	1.67		1.38		6.16		1.54		1.25		6.29		11
(.04)	(.70)	26,530	1.54		1.44		7.09		1.33		1.23		7.30		1
(5.73)	1.55	28,135	1.32		1.32		6.11		1.05		1.05		6.39		15
10.04	5.14	29,072	1.33		1.33		5.84		.97		.97		6.19		9
(5.23)	1.49	29,004	1.29		1.29		5.79		.86		.86		6.21		13

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended November 30, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.
∆	For the period January 21, 2010 (issuance date of shares) through May 31, 2010.
∆∆	For the period March 23, 2010 (issuance date of shares) through May 31, 2010.
N/A	Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 75

Financial
Highlights (Unaudited) (continued)

        Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Insured Massachusetts Tax-Free Advantage (NGX)
Year Ended 5/31:
2011(f)	$14.71	$.33	$(.22)	$—	$—		$.11	$(.38)	$—	$(.38)	$14.44	$14.25
2010	13.86	.82	.79	(.03)	—		1.58	(.73)	—	(.73)	14.71	15.79
2009	14.28	.91	(.50)	(.17)	—		.24	(.66)	—	(.66)	13.86	13.15
2008	14.50	.90	(.21)	(.26)	—		.43	(.65)	—	(.65)	14.28	14.14
2007	14.39	.90	.08	(.25)	—		.73	(.62)	—	(.62)	14.50	14.45
2006	14.93	.90	(.53)	(.20)	—		.17	(.71)	—	(.71)	14.39	13.43

Missouri Premium Income (NOM)
Year Ended 5/31:
2011(f)	13.55	.44	(.28)	(.01)	—		.15	(.39)	—	(.39)	13.31	16.01
2010	12.44	.83	.99	(.03)	—		1.79	(.68)	—	(.68)	13.55	16.50
2009	13.52	.85	(1.12)	(.16)	—		(.43)	(.65)	—	(.65)	12.44	12.90
2008	14.27	.89	(.62)	(.20)	(.04)		.03	(.65)	(.13)	(.78)	13.52	14.76
2007	14.40	.90	(.08)	(.23)	—	*	.59	(.72)	— *	(.72)	14.27	16.56
2006	15.11	.92	(.51)	(.17)	(.01)		.23	(.84)	(.10)	(.94)	14.40	16.35

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period						Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Insured Massachusetts Tax-Free Advantage (NGX)
Year Ended 5/31:
2011(f)	$—	$—	$—	$22,075	$10.00	$10.08	$10.10		$27.84	$—
2010	—	—	—	22,075	10.00	10.00	9.98	∆	28.16	—
2009	20,500	25,000	71,042	—	—	—	—		—	—
2008	20,500	25,000	72,407	—	—	—	—		—	—
2007	20,500	25,000	73,120	—	—	—	—		—	—
2006	20,500	25,000	72,779	—	—	—	—		—	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2011(f)	16,000	25,000	47,754	17,880	10.00	9.95	9.98	∆∆	19.10	1.91
2010	16,000	25,000	73,981	—	—	—	—		—	—
2009	16,000	25,000	69,897	—	—	—	—		—	—
2008	16,000	25,000	73,703	—	—	—	—		—	—
2007	16,000	25,000	76,291	—	—	—	—		—	—
2006	16,000	25,000	76,460	—	—	—	—		—	—

76 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(7.47)%	.68%	$39,384	2.85	%**	1.39	%**	4.30	%**	2.73	%**	1.27	%**	4.42	%**	2%
26.19	11.61	40,095	1.86		1.38		5.50		1.67		1.19		5.69		1
(2.11)	2.00	37,754	1.47		1.38		6.47		1.16		1.06		6.78		0
2.49	3.04	38,873	1.29		1.29		5.82		.85		.85		6.25		13
12.49	5.12	39,458	1.28		1.28		5.67		.79		.79		6.15		6
(11.62)	1.20	39,179	1.29		1.29		5.66		.81		.81		6.14		5

(.51)	1.05	30,836	1.46	**	1.29	**	6.38	**	N/A		N/A		N/A		2
34.31	14.69	31,348	1.37		1.34		6.37		N/A		N/A		N/A		7
(7.83)	(2.92)	28,734	1.55		1.42		6.96		N/A		N/A		N/A		2
(5.74)	.26	31,170	1.52		1.31		6.43		N/A		N/A		N/A		5
5.98	4.17	32,826	1.39		1.30		6.15		N/A		N/A		N/A		16
(3.53)	1.57	32,934	1.29		1.29		6.20		N/A		N/A		N/A		9

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended November 30, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.
∆	For the period February 9, 2010 (issuance date of shares) through May 31, 2010.
∆∆	For the period November 9, 2010 (issuance date of shares) through November 30, 2010.
N/A	Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 77

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM) (collectively, the “Funds”). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

78 Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of November 30, 2010, the number of ARPS outstanding for each Fund is as follows:

	Connecticut Premium Income (NTC	)	Massachusetts Premium Income (NMT	)	Missouri Premium Income (NOM	)
Number of shares:
Series TH	629		576		640

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of November 30, 2010, the aggregate amount of outstanding ARPS redeemed, including ARPS noticed for redemption at the end of the reporting period, by each Fund is as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
ARPS redeemed, at liquidation value	$22,575,000		$19,500,000		$17,500,000		$32,000,000

Nuveen Investments 79

Notes to
Financial Statements (Unaudited) (continued)

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
ARPS redeemed, at liquidation value	$19,600,000		$15,000,000		$20,500,000		$16,000,000

MuniFund Term Preferred Shares
The Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of November 30, 2010, the number of MTP Shares outstanding, fixed annual rate and NYSE “ticker” symbol for each Fund are as follows:

	Connecticut Premium Income (NTC)			Connecticut Dividend Advantage (NFC)
	Shares Outstanding	Fixed Annual Rate	NYSE Ticker	Shares Outstanding	Fixed Annual Rate	NYSE Ticker
Series 2015	1,830,000	2.65%	NTC Pr C	2,047,000	2.60%	NFC Pr C

	Connecticut Dividend Advantage 2 (NGK)			Connecticut Dividend Advantage 3 (NGO)
	Shares Outstanding	Fixed Annual Rate	NYSE Ticker	Shares Outstanding	Fixed Annual Rate	NYSE Ticker
Series 2015	1,695,000	2.60%	NGK Pr C	3,200,000	2.65%	NGO Pr C

	Massachusetts Premium Income (NMT)			Massachusetts Dividend Advantage (NMB)
	Shares Outstanding	Fixed Annual Rate	NYSE Ticker	Shares Outstanding	Fixed Annual Rate	NYSE Ticker
Series 2015	2,021,000	2.65%	NMT Pr C	1,472,500	2.60%	NMB Pr C

	Insured Massachusetts Tax-Free Advantage (NGX)			Missouri Premium Income (NOM)
	Shares Outstanding	Fixed Annual Rate	NYSE Ticker	Shares Outstanding	Fixed Annual Rate	NYSE Ticker
Series 2015	2,207,500	2.65%	NGX Pr C	1,788,000	2.10%	NOM Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows:

	Connecticut Premium Income (NTC) Series 2015	Connecticut Dividend Advantage (NFC) Series 2015	Connecticut Dividend Advantage 2 (NGK) Series 2015	Connecticut Dividend Advantage 3 (NGO) Series 2015
Term Redemption Date	February 1, 2015	April 1, 2015	April 1, 2015	March 1, 2015
Optional Redemption Date	February 1, 2011	April 1, 2011	April 1, 2011	March 1, 2011
Premium Expiration Date	January 31, 2012	March 31, 2012	March 31, 2012	February 29, 2012

80 Nuveen Investments

	Massachusetts Premium Income (NMT) Series 2015	Massachusetts Dividend Advantage (NMB) Series 2015	Massachusetts Tax-Free Advantage (NGX) Series 2015	Insured Missouri Premium Income (NOM) Series 2015
Term Redemption Date	February 1, 2015	April 1, 2015	March 1, 2015	December 1, 2015
Optional Redemption Date	February 1, 2011	April 1, 2011	March 1, 2011	December 1, 2011
Premium Expiration Date	January 31, 2012	March 31, 2012	February 29, 2012	November 30, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the six months ended November 30, 2010, was as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Average liquidation value of MTP Shares outstanding	$18,300,000		$20,470,000		$16,950,000		$32,000,000

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)*
Average liquidation value of MTP Shares outstanding	$20,210,000		$14,725,000		$22,075,000		$17,289,091

*	For the period November 9, 2010 (issuance date of shares) through November 30, 2010.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the six months ended November 30, 2010, the net amounts earned by Nuveen for each Fund were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Net amounts earned by Nuveen	$—		$797		$1,200		$—

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
Net amounts earned by Nuveen	$—		$279		$—		$—

Insurance
Under normal circumstances, Insured Massachusetts Tax-Free Advantage (NGX) invests at least 80% of its managed assets (as defined in Footnote 7 –Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which Insured Massachusetts Tax-Free Advantage (NGX) invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains credit worthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Nuveen Investments 81

Notes to
Financial Statements (Unaudited) (continued)

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended November 30, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At November 30, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2010, were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Average floating rate obligations outstanding	$7,965,000		$3,820,000		$3,460,000		$5,780,000
Average annual interest rate and fees	0.78%		0.77%		0.77%		0.75%

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
Average floating rate obligations outstanding	$2,450,000		$1,050,000		$1,500,000		$2,225,000
Average annual interest rate and fees	0.65%		0.65%		0.65%		0.46%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the six months ended November 30, 2010.

82 Nuveen Investments

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the 5-year life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
MTP Shares offering costs	$553,838		$565,076		$504,250		$750,000

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
MTP Shares offering costs	$581,955		$465,875		$569,951		$598,200

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments 83

Notes to
Financial Statements (Unaudited) (continued)

2. Fair Value Measurements
In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2010:

Connecticut Premium Income (NTC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$115,716,532	$—	$115,716,532
Connecticut Dividend Advantage (NFC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$60,470,194	$—	$60,470,194
Connecticut Dividend Advantage 2 (NGK)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$52,742,868	$—	$52,742,868
Connecticut Dividend Advantage 3 (NGO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$97,099,776	$—	$97,099,776
Massachusetts Premium Income (NMT)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$103,904,217	$—	$103,904,217
Massachusetts Dividend Advantage (NMB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$42,341,307	$—	$42,341,307
Insured Massachusetts Tax-Free Advantage (NGX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$61,616,231	$—	$61,616,231
Missouri Premium Income (NOM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$47,859,700	$—	$47,859,700

The following is a reconciliation of the following Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Massachusetts Premium Income (NMT) Level 3 Municipal Bonds	Massachusetts Dividend Advantage (NMB) Level 3 Municipal Bonds
Balance at the beginning of period	$344,410	$688,820
Gains (losses):
Net realized gains (losses)	(74,766)	(149,533)
Net change in unrealized appreciation (depreciation)	155,590	311,180
Net purchases at cost (sales at proceeds)	(425,234)	(850,467)
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	—	—
Balance at the end of period	$—	$—

84 Nuveen Investments

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2010.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Connecticut Premium Income (NTC)		Connecticut Dividend Advantage (NFC)		Connecticut Dividend Advantage 2 (NGK)
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Common shares issued to shareholders due to reinvestment of distributions	—	1,053	1,764	3,615	1,073	2,074

	Connecticut Dividend Advantage 3 (NGO)		Massachusetts Premium Income (NMT)		Massachusetts Dividend Advantage (NMB)
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Common shares issued to shareholders due to reinvestment of distributions	—	1,261	5,885	3,206	1,252	2,198

	Insured Massachusetts Tax-Free Advantage (NGX)		Missouri Premium Income (NOM)
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Common shares issued to shareholders due to reinvestment of distributions	977	1,696	2,174	4,352

Preferred Shares
Transactions in ARPS were as follows:

	Connecticut Premium Income (NTC)				Connecticut Dividend Advantage (NFC)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series T	—	$—	—	$—	—	$—	609	$17,250,000
Series TH	—	—	709	17,725,000	—	—	—	—
Total	—	$—	709	$17,725,000	—	$—	609	$17,250,000

	Connecticut Dividend Advantage 2 (NGK)				Connecticut Dividend Advantage 3 (NGO)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series W	—	$—	618	$15,450,000	—	$—	—	$—
Series F	—	—	—	—	—	—	1,131	28,275,000
Total	—	$—	618	$15,450,000	—	$—	1,131	$28,275,000

Nuveen Investments 85

Notes to
Financial Statements (Unaudited) (continued)

	Massachusetts Premium Income (NMT)				Massachusetts Dividend Advantage (NMB)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series T	—	$—	—	$—	—	$—	570	$14,250,000
Series TH	—	—	784	19,600,000	—	—	—	—
Total	—	$—	784	$19,600,000	—	$—	570	$14,250,000

	Insured Massachusetts Tax-Free Advantage (NGX)				Missouri Premium Income (NOM)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series W	—	$—	820	$20,500,000	—	$—	—	$—
Series TH	—	—	—	—	640	16,000,000	—	—
Total	—	$—	820	$20,500,000	640	$16,000,000	—	$—

Transactions in MTP Shares were as follows:

	Connecticut Premium Income (NTC)				Connecticut Dividend Advantage (NFC)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	1,830,000	$18,300,000	—	$—	2,047,000	$20,470,000

	Connecticut Dividend Advantage 2 (NGK)				Connecticut Dividend Advantage 3 (NGO)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	1,695,000	$16,950,000	—	$—	3,200,000	$32,000,000

	Massachusetts Premium Income (NMT)				Massachusetts Dividend Advantage (NMB)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,021,000	$20,210,000	—	$—	1,472,500	$14,725,000

	Insured Massachusetts Tax-Free Advantage (NGX)				Missouri Premium Income (NOM)
	Six Months Ended 11/30/10		Year Ended 5/31/10		Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,207,500	$22,075,000	1,788,000	$17,880,000	—	$—

86 Nuveen Investments

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the six months ended November 30, 2010, were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Purchases	$5,530,475		$2,554,295		$2,817,932		$5,086,838
Sales and maturities	6,850,500		3,023,500		4,206,600		6,342,500

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
Purchases	$1,493,095		$917,227		$1,944,263		$1,018,131
Sales and maturities	640,234		1,080,467		1,520,000		1,657,138

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Cost of investments	$106,296,933		$55,915,139		$48,226,412		$90,806,930
Gross unrealized:
Appreciation	$3,061,152		$1,521,503		$1,745,865		$2,366,329
Depreciation	(1,605,136)		(786,729)		(689,509)		(1,852,495)
Net unrealized appreciation (depreciation) of investments	$1,456,016		$734,774		$1,056,356		$513,834

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB )	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM )
Cost of investments	$100,504,259		$41,543,090	$58,655,079		$46,064,873
Gross unrealized:
Appreciation	$3,423,037		$867,165	$2,032,933		$999,214
Depreciation	(2,473,079)		(1,118,948)	(571,781)		(1,428,821)
Net unrealized appreciation (depreciation) of investments	$949,958		$(251,783)	$1,461,152		$(429,607)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at May 31, 2010, the Funds’ last tax year end, as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Paid-in surplus	$(39,747)		$(16,159)		$(17,103)		$(45,073)
Undistributed (Over-distribution of) net investment income	38,377		15,614		17,103		45,063
Accumulated net realized gain (loss)	1,370		545		—		10

Nuveen Investments 87

Notes to
Financial Statements (Unaudited) (continued)

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
Paid-in surplus	$(41,587)		$(18,004)		$(34,342)		$—
Undistributed (Over-distribution of) net investment income	41,563		17,660		34,342		(5)
Accumulated net realized gain (loss)	24		344		—		5

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ last tax year end, were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Undistributed net tax-exempt income*	$1,288,968		$617,741		$559,855		$799,489
Undistributed net ordinary income **	2,399		6,433		—		—
Undistributed net long-term capital gains	50,047		9,165		1,210		—

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
Undistributed net tax-exempt income*	$1,175,615		$469,338		$559,768		$553,717
Undistributed net ordinary income **	1,005		16,872		1,015		—
Undistributed net long-term capital gains	188,326		49,847		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 3, 2010, paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Distributions from net tax-exempt income	$3,919,054		$1,989,927		$1,832,795		$3,217,850
Distributions from net ordinary income **	—		—		—		—
Distributions from net long-term capital gains	27,148		—		—		—

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
Distributions from net tax-exempt income	$3,896,180		$1,576,968		$2,164,823		$1,628,139
Distributions from net ordinary income **	—		69,207		—		—
Distributions from net long-term capital gains	—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

88 Nuveen Investments

At May 31, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Connecticut Dividend Advantage 3 (NGO	)	Insured Massachusetts Tax-Free Advantage (NGX	)	Missouri Premium Income (NOM	)
Expiration:
May 31, 2013	$35,642		$18,655		$—
May 31, 2014	111,331		427,135		—
May 31, 2015	211,213		—		—
May 31, 2017	43,691		215,629		260,982
May 31, 2018	13,130		24,486		91,539
Total	$415,007		$685,905		$352,521

During the last tax year ended May 31, 2010, Connecticut Dividend Advantage (NFC) and Connecticut Dividend Advantage 2 (NGK) utilized $1,980 and $443, respectively, of their capital loss carryforwards.

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through May 31, 2010, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Insured Massachusetts Tax-Free Advantage (NGX	)
Post-October capital losses	$18,813

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Connecticut Premium Income (NTC) Massachusetts Premium Income (NMT) Missouri Premium Income (NOM) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Average Daily Managed Assets*
Connecticut Dividend Advantage (NFC)
Connecticut Dividend Advantage 2 (NGK)
Connecticut Dividend Advantage 3 (NGO)
Massachusetts Dividend Advantage (NMB)
Insured Massachusetts Tax-Free Advantage (NGX)
Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments 89

Notes to
Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. As of November 30, 2010, the complex-level fee rate was .1824%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Connecticut Dividend Advantage’s (NFC) and Massachusetts Dividend Advantage’s (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,		Year Ending January 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2’s (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

90 Nuveen Investments

For the first eight years of Connecticut Dividend Advantage 3’s (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,		Year Ending September 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage’s (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending November 30,		Year Ending November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage (NGX) for any portion of its fees and expenses beyond November 30, 2010.

8. New Accounting Standards

Fair Value Measurements
On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

9. Subsequent Events

Preferred Shares
Subsequent to the reporting period, Connecticut Premium Income (NTC) successfully completed the issuance of $17.78 million of 2.55%, Series 2016 MTP. The newly issued MTP Shares trade on the NYSE under the symbol “NTC Pr D.” Immediately following its MTP issuance, Connecticut Premium Income (NTC) noticed for redemption at par its remaining $15.725 million ARPS outstanding using the MTP proceeds.

Subsequent to the reporting period, Massachusetts Premium Income (NMT) successfully completed the issuance of $14.94 million of 2.75%, Series 2016 MTP. The newly-issued MTP Shares trade on the NYSE under the symbol “NMT Pr D.” Immediately following its MTP issuance, Massachusetts Premium Income (NMT) noticed for redemption at par its remaining $14.4 million ARPS outstanding using the MTP proceeds.

Investment Advisory Agreements
Effective January 1, 2011, Nuveen Asset Management, the Funds’ Adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors.

This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each Fund within this report. Nuveen Fund Advisors (as each affected Fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such Fund’s newly-appointed sub-adviser) for the portfolio management services it provides to the Fund from the Fund’s management fee, which will not change as a result of this restructuring. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment management and advisory responsibilities and fees between themselves in the future.

Nuveen Investments 91

Board Approval of Sub-Advisory
Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of the Funds (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated to it by NFA. There will be no change in the advisory fees paid by the Funds. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

92 Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata

Nuveen Investments 93

Reinvest Automatically
Easily and Conveniently (continued)

portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

94 Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments 95

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

96 Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Sub-Adviser
Nuveen Asset
Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
NTC	—	—
NFC	—	—
NGK	—	—
NGO	—	—
NMT	—	—
NMB	—	—
NGX	—	—
NOM	—	640	*

*	Includes auction rate preferred shares noticed for redemption at the end of the reporting period.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 97

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

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Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-B-1110D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 7, 2011